Annual Report to Shareholders

SAND HILL PORTFOLIO MANAGER FUND


A Series of
The World Funds, Inc.
A "Series"Investment Company

For the Year Ended
August 31, 2000

Dear Shareholders:

The Fund's total return for the fiscal year ended August 31, 2000 was 24.24%. This compares with the following relevant benchmarks:

-------------------------------------------- ----------------------------------
Lipper Global Flexible Index                                             16.09%
-------------------------------------------- ----------------------------------
-------------------------------------------- ----------------------------------
S&P 500                                                                  16.29%
-------------------------------------------- ----------------------------------
-------------------------------------------- ----------------------------------
MSCI EAFE (international stocks)                                         12.68%
-------------------------------------------- ----------------------------------
-------------------------------------------- ----------------------------------
Salomon Treasury Bond Index                                               8.04%
-------------------------------------------- ----------------------------------
-------------------------------------------- ----------------------------------
U.S. Treasury Bill Index (cash surrogate)                                 5.86%
-------------------------------------------- ----------------------------------


The composition of the Fund at fiscal year-end was 67.1% domestic stocks, 18.6% international stocks, 10.7% bonds and 3.6% cash. The portfolio consisted of 38 stocks from a cross-section of industries and market capitalizations, although the majority of holdings were companies with a market capitalization over $10 billion. Sectors represented in the Fund included technology (26.7% of the equity allocation), financials (14.2%), healthcare (13.4%), consumer cyclicals (9.7%), consumer staples (9.2%) and communications (8.3%). Other sectors had smaller weightings. The largest single position in the Fund was Sun Microsystems, at 5.2% of equities.

The international stock allocation consisted of 6 positions. These were comprised of American Depositary Receipts (ADRs) of larger companies from a number of industries and countries. Regions represented in the Fund included Europe (5.2% of the equity allocation), Japan (4.9%), Canada (4.6%), Asia ex-Japan (3.8%) and the United Kingdom (3.2%).

The domestic bond allocation consisted of US Treasury bills and notes, the obligations of government agencies, and high quality corporate bonds. All fixed income securities had maturities between one and ten years.

The last twelve months were marked by a pronounced increase in stock market volatility. After crossing the Y2K threshold intact, investors focused their attention on stocks with more reasonable valuations. This change manifested itself in a preference for small- and mid-cap names over the large-cap issues that have led the market's advance over the last few years. Additionally, the Nasdaq's sell-off in early 2000 heralded a rotation out of technology and communications and into more defensive sectors like healthcare and utilities. Energy and financial stocks also outperformed due to the outlook for interest rates, on the one hand, and record high prices for oil, on the other. Bonds fared extremely well, as nervous investors fled to their relative security.

Such an environment has favored the Fund's investment style. Turbulent markets often create excellent opportunities to buy quality companies at more attractive prices. The Fund took advantage of several such opportunities over the last year, upgrading the quality of our holdings and improving the portfolio's risk-reward profile in the process. Furthermore, the Fund typically holds securities from each of the major asset classes--stocks, bonds and cash--and is diversified across style and size. As such, it holds a mixture of growth and value stocks across the market capitalization spectrum. This diversification strategy reduces volatility and risk, and allowed the Fund to benefit from the asset and sector trends discussed above. We are pleased to have outperformed both our peer group and the broader market, and look to continue to deliver outstanding results going forward.

COMPARISON OF $10,000 INVESTMENT IN SAND HILL PORTFOLIO
MANAGER FUND VS. LIPPER GLOBAL FLEXIBLE FUND INDEX

[graph goes here]

Date      Sand Hill Portfolio      Lipper Global Flexible
          Manager Fund             Fund Index

1/5/95         $10,000                  $10,000
12/31/95       $11,160                  $11,720
12/31/96       $13,344                  $13,437
12/31/97       $15,729                  $15,070
8/31/98        $14,670                  $14,361
8/31/99        $16,967                  $17,930
8/31/00        $22,435                  $20,817

Past performance is not predictive of future performance.

[end graph]

-----------------------------------------------------------------------
     Average Annual Total Return for Period Ended August 31, 2000

             1 Year         3 Year         Since Inception
             24.24%         14.04%             15.31%
-----------------------------------------------------------------------


--------------------------------------------------------------------------------
The Lipper Global Flexible Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 10 largest qualifying funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market investments with a focus on total return. At least 25% of their portfolio is invested in securities traded outside of the United States.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
--------------------------------------------------------------------------------

                SAND HILL PORTFOLIO MANAGER FUND
                SCHEDULE OF PORTFOLIO INVESTMENTS
                AUGUST 31, 2000

  Number
    of                                                           Market
  Shares        Security Description                             Value
--------        --------------------                             ------

                COMMON STOCK:                85.76%

                BASIC MATERIALS:              1.55%
     9,600      Symyx Technologies*                           $   356,400
                                                              -----------
                CAPITAL GOODS:                4.53%
     7,400      Dover Corp.                                       361,675
    12,700      Johnson Controls Inc.                             678,656
                                                              -----------
                                                                1,040,331
                                                              -----------
                COMMUNICATIONS:               7.13%
    19,000      AT&T                                              598,500
     8,432      SBC Communications                                352,036
    12,500      Williams Communications*                          367,188
     8,800      Worldcom, Inc.*                                   321,200
                                                              -----------
                                                                1,638,924
                                                              -----------
                CONSUMER CYCLICALS:           8.33%
    36,500      Leggett & Platt, Inc.                             645,594
     8,400      Sony ADR                                          959,700
    13,300      Target Corp.                                      309,225
                                                              -----------
                                                                1,914,519
                                                              -----------
                CONSUMER STAPLES:             7.89%
    12,500      Newell Rubbermaid Co.                             324,219
     9,000      Pepsico Inc.                                      383,625
    11,900      Procter and Gamble Co.                            735,569
     7,300      Whole Foods Markets*                              368,650
                                                              -----------
                                                                1,812,063
                                                              -----------
                ENERGY:                       5.97%
    11,500      BP Amoco ADR                                      635,375
     4,356      Exxon Mobil Corp                                  355,559
     8,000      Nabors Industries*                                380,500
                                                              -----------
                                                                1,371,434
                                                              -----------

                FINANCIALS:                  12.21%
     4,650      American International Group                      414,431
     4,265      Citigroup                                         248,968
     7,600      Equity Residential Property                       364,800
    10,300      HSBC Hldgs PLC ADR                                746,106
    11,000      MBIA Inc.                                         723,250
     7,100      Wells Fargo & Co.                                 306,631
                                                              -----------
                                                                2,804,186
                                                              -----------
                HEALTHCARE:                  11.52%
     7,400      Abbott Labs                                       323,750
     9,400      Amgen Inc.*                                       712,638
    10,200      Elan Corp. ADR*                                   594,787
     7,350      Johnson & Johnson                                 675,741
     8,450      Schering-Plough Corp.                             339,056
                                                              -----------
                                                                2,645,972
                                                              -----------
                TECHNOLOGY:                  22.89%
    10,200      EMC Corp.*                                        999,600
    11,000      Intel Corp.                                       823,625
     5,300      Microsoft Corp. *                                 370,006
    11,200      Nortel Networks ADR                               913,500
     6,600      SAP ADR                                           423,638
     7,400      Solectron*                                        335,312
     8,000      Sun Microsystems*                               1,015,500
    10,500      Sungard Data Systems*                             378,000
                                                              -----------
                                                                5,259,181
                                                              -----------

                TRANSPORTATION:               1.45%
     6,000      United Parcel Services                            332,625
                                                              -----------
                UTILITIES:                    2.29%
     6,200      Enron Corp.                                       526,225
                                                              -----------

                TOTAL COMMON STOCKS:
                (Cost: $12,651,971)                            19,701,860
                                                              -----------
Principal
  Amount        FIXED INCOME SECURITIES:     10.67%
----------

 $ 300,000      General Electric Capital Group
                maturity date 04/15/02; 5.5%                      293,283
   300,000      Federal National Mortgage Association
                maturity date 11/15/02; 6.25%                     297,266
   200,000      General Electric Capital Group
                maturity date 02/03/03; 7.0%                      200,370
   300,000      U.S. Treasury Note
                maturity date 02/15/04; 5.875%                    298,219
   200,000      U.S. Treasury Note
                maturity date 11/15/05; 5.875%                    198,813
   380,000      Federal National Mortgage Association
                maturity date 03/05/07; 6.66%                     376,456
   200,000      Federal National Mortgage Association
                maturity date 05/01/08; 6.60%                     192,503
   200,000      Federal Home Loan Bank
                maturity date 08/11/09; 6.8%                      193,036
   400,000      Federal Home Loan Bank
                maturity date 01/28/10; 7.57%                     401,625
                                                              -----------
                TOTAL FIXED INCOME SECURITIES:
                (Cost: $2,450,820)                              2,451,571
                                                              -----------

                TOTAL INVESTMENTS:
                (Cost: $15,102,791)**               96.43%     22,153,431
                Other assets, net                    3.57%        820,732
                                                    -----     -----------
                NET ASSETS                         100.00%    $22,974,163
                                                   ======     ===========

*Non-income producing
**Cost for Federal income tax purposes is $15,102,791 and net unrealized appreciation consists of:


                Gross unrealized appreciation                  $7,461,585
                Gross unrealized depreciation                    (410,945)
                                                               ----------
                Net unrealized appreciation                    $7,050,640
                                                               ----------
ADR --- Security represented is held by the custodian bank in the form of American Depositary Receipts

See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2000

ASSETS
  Investments at value (identified cost of $15,102,791)
   (Notes 1 & 3)                                              $22,153,431
  Cash                                                            690,430

  Receivables:
        Dividends                         $26,705
        Interest                           55,436
        Capital stock sold                 80,503
                                                                  162,644
  Prepaid expenses                                                  3,159
                                                              -----------
          TOTAL ASSETS                                         23,009,664
                                                              -----------
LIABILITIES
  Investment advisory fees                                         18,864
  Accrued expenses                                                 16,637
                                                              -----------
        TOTAL LIABILITIES                                          35,501
                                                              -----------
NET ASSETS                                                    $22,974,163
                                                              ===========
     NET ASSET VALUE, OFFERING AND REDEMPTION
        PRICE PER SHARE ($22,974,163 / 1,193,332 shares
        outstanding)                                          $     19.25
                                                              ===========
     At August 31, 2000, there were 50,000,000 shares
      of $.01 par value stock authorized and components
      of net assets are:
     Paid in capital                                          $16,263,042
     Undistributed net investment income                           35,753
     Accumulated net realized loss                               (375,272)
     Net unrealized appreciation of invests                     7,050,640
                                                              -----------
     Net Assets                                               $22,974,163
                                                              ===========


  See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31, 2000


INVESTMENT INCOME
      Interest                                        $  227,197
      Dividend                                           162,887
                                                      ----------
        Total income                                                $  390,084
                                                                    ----------

EXPENSES
      Investment advisory fees                           178,818
      Custody fees and accounting fees (Note 2)           37,757
      Recordkeeping and administrative services (Note 2)  35,764
      Legal and audit fees                                13,112
      Transfer agent fees (Note 2)                        21,551
      Shareholder servicing and reports (Note 2)          14,981
      Organization expense amortization                    4,603
      Registration fees                                    4,333
      Miscellaneous                                       18,846
                                                      ----------
         Total expenses                                                329,765
                                                                    ----------
      Net investment income                                             60,319
                                                                    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Net realized loss on investments                                    (76,402)
   Net increase in unrealized appreciation                           3,982,206
                                                                    ----------
   Net gain on investments                                           3,905,804
                                                                    ----------
   Net increase in net assets resulting from operations             $3,966,123
                                                                    ==========


See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND

STATEMENT OF CHANGES IN NET ASSETS

                                           Year ended            Year ended
                                           August 31,            August 31,
                                              2000                  1999
                                           -----------           ----------
OPERATIONS
   Net investment income                   $    60,319           $   24,808
   Net realized gain (loss) on investments     (76,402)             371,168
   Change in unrealized appreciation
    of investments                           3,982,206            2,083,003
                                           -----------           ----------
   Net increase in net assets resulting
    from operations                          3,966,123            2,478,979

DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income ($.05 and $.07
    per share, respectively                    (45,386)             (55,461)
   Capital gains ($.23 and $.85 per share,
    respectively)                             (263,639)            (673,457)

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting
    from capital share transactions*         5,126,999            2,070,111
                                           -----------           ----------
   Net increase in net assets                8,784,097            3,820,172
   Net assets at end of year                14,190,066           10,369,894
                                           -----------           ----------
NET ASSETS at the end of the year
  (including undistributed net
   investment income of $35,373 and
   $20,820, respectively)                  $22,974,163          $14,190,066
                                           ===========          ===========

* A summary of capital share transactions follows:

                           Year ended                     Year ended
                        August 31, 2000                August 31, 1999
                        ---------------                ---------------
                    Shares         Value            Shares        Value
                   --------       -------          --------      -------
Shares sold         392,468     $6,872,129         160,793     $2,448,547
Shares reinvested
 from distribution   16,869        304,977          48,380        692,324
Shares redeemed    (117,909)    (2,050,107)        (70,273)    (1,070,760)
                    -------      ---------         -------      ---------
Net increase        291,428     $5,126,999         138,900     $2,070,111
                    =======     ==========         =======     ==========


See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                          Years ended       Jan 2, 1995*
                                      Year ended       Year ended     Period ended        December 31,          to
                                   August 31, 2000  August 31, 1999  August 31,1998***   1997      1996     Dec 31, 1995
                                   ---------------  ---------------  -----------------  -------  -------    ------------
Per Share Operating Performance
Net asset value, beginning
  of period                          $ 15.73           $ 13.59          $ 14.57         $ 12.79  $ 11.11      $ 10.00
                                     -------           -------          -------         -------  -------      -------
Income from investment operations-
   Net investment income                0.08              0.02             0.06            0.09     0.14         0.06
   Net realized and unrealized gain
    (loss) on investments               3.72              3.04            (1.04)           2.20     2.02         1.10
                                     -------           -------          -------         -------  -------      -------
   Total from investment                3.80              3.06            (0.98)           2.29     2.16         1.16
                                     -------           -------          -------         -------  -------      -------
Less distributions-
   Distributions from net
     investment income                 (0.05)            (0.07)              --           (0.08)   (0.15)       (0.05)
   Distributions from realized gains
     on investments                    (0.23)            (0.85)              --           (0.43)   (0.33)          --
                                     -------           -------          -------         -------  -------      -------
   Total distributions                 (0.28)            (0.92)              --           (0.51)   (0.48)       (0.05)
                                     -------           -------          -------         -------  -------      -------
Net asset value, end of period       $ 19.25           $ 15.73          $ 13.59         $ 14.57  $ 12.79      $ 11.11
                                     =======           =======          =======         =======  =======      =======
Total Return                           24.24%            23.22%           (6.73%)         17.87%   19.57%       11.60%
                                     =======           =======          =======         =======  =======      =======
Ratios/Supplemental Data

   Net assets, end of period (000s)  $22,974           $14,190          $10,370         $10,566  $ 6,459      $ 4,025
Ratio to average net assets -(A)
   Expenses (B)                         1.84%             2.05%            2.08%           2.08%    2.50%        3.03%**
   Expense ratio - net (C)              1.84%             1.90%            1.86%           1.90%    2.00%        1.90%**
   Net investment income                0.34%             0.19%            0.62%           0.71%    1.29%        0.52%**
Portfolio turnover rate                45.85%            39.17%           30.19%          16.48%    32.97%      40.96%


* Commencement of operations
** Annualized
*** The Fund changed its year end from December 31st to August 31st. This represents the period from January 1, 1998 to August 31, 1998.


(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .64% in 1996 and 1.00% in 1995.

(B) Expense ratios have been increased to include custodian fees which were offset by custodian credits.

(C) Expense ratio - net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements

SAND HILL PORTFOLIO MANAGER FUND
NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

         The Sand Hill Portfolio Manager Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in January 2, 1995 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

         The investment objective of the Fund is to maximize total return by investing in equity securities, debt securities and short-term investments.

         A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

         B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

         C. Security Transactions and Income. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

         D. Deferred Organizational Expenses. All of the expenses of TWF incurred in connection with its organization and the public offering of its shares have been assumed by the series funds of TWF. The organization expenses allocable to Sand Hill Portfolio Manager Fund were amortized over a period of fifty-seven (57) months.

         E. Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences primarily result from different treatments of equalization and post-October capital losses.

         F. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS

         Pursuant to an Investment Advisory Agreement, the Advisor, Sand Hill Advisors ("SHA") provides investment services for an annual fee of 1.0% of the first $100 million of average daily net assets and .75% on average daily net assets over $100 million.

         As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent,
$35,850 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

         Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $21,551 for its services for the year ended August 31, 2000.

         Certain officers and/or directors of the Fund are also officers and/or directors of CSS and FSI.

NOTE 3 - INVESTMENTS

         The cost of purchases and proceeds from sales of securities other than short-term notes for the year ended August 31, 2000, were $12,839,822 and $7,833,661, respectively.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Inc. Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of Sand Hill Portfolio Manager Fund, a series of The World Fund, Inc., including the schedule of portfolio investments as of August 31, 2000, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Sand Hill Portfolio Manager Fund as of August 31, 2000, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods referred to above, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 22, 2000

Investment Adviser:

Sand Hill Advisors, Inc.
3000 Sand Hill Road
Building Three, suite 150
Menlo Park, California  94025-7111

Distributor:

First Dominion Capital Corp.
1500 Forest Avenue
Suite 223
Richmond, Virginia 23229

Independent Auditors:

Tait, Weller and Baker
Eight Penn Center Plaza
Suite 800
Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Sand Hill's Transfer Agent:

Fund Services, Inc.
Post Office Box 26305
Richmond, Virginia 23260
(800) 628-4077 Toll Free

More Information:

For 24 hour, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free.

Annual Report to Shareholders

CSI Equity Fund
CSI Fixed Income Fund


CSI Capital Management
Financial Advisors
Investment Counsel

For the Year Ended
August 31, 2000

October 16, 2000

RE:   CSI Equity Fund

Dear Shareholder:

      We are pleased to report that during the Fund's most recently completed fiscal year (August 31, 2000), the net asset value increased by approximately 38%. This is significantly greater than the increase in the S&P 500 stock index during that same period (about 15%) or the Morgan Stanley Capital International World Index (about 12%).

      A number of factors contributed to this performance. An important one was our decision to decrease the portion of our portfolio devoted to technology. Twice during the fiscal year we significantly reduced our holdings in the technology sector prior to market declines in the sector. As we diminished our holdings of technology sector stock, we increased our positions in stocks in the "old" economy such as oils, financials, consumers, and drug manufacturers. The result of this program can be seen in the relative weightings of our stocks. At the end of our last fiscal year (August, 1999), seven of our top 10 holdings were technology companies, while at the end of this fiscal year (August, 2000), only three belonged to that sector.

      As a global fund, we continue to invest a significant portion of our assets in companies headquartered outside of the United States. At the end of the fiscal year, approximately 28% of the Fund's assets were invested in such companies. We believe this contributed to stability in the Fund's value during periods of U.S. market decline. Although the Euro has declined significantly in value against the U.S. dollar, and even though that affects the market value of our international stocks, we have been able to maintain our performance as indicated above. This is the result of our selection of individual securities which have outperformed the market averages.

      It is important that we have been able to achieve our results without concentrating our assets into a very few stocks. At the end of the last fiscal year, the largest single company accounted for approximately 3.3% of the portfolio. This means that our performance is based upon the good showing of a number of stocks and not because of the overwhelming success of one or two companies.

      We attempt to select companies that we believe will show sustained growth in earnings, and we diversify our holdings among those companies across international borders and across industries. This has served us well since the inception of the Fund on October 15, 1997. Since that time, the S&P 500 Index has increased approximately 57%, and the average global fund as tracked by Lipper Analytical Services has increased approximately 47%. Our Fund has increased approximately 84% during this same term.

      With the year 2000 showing the possibility of being the first year in the last five that has not seen an increase in the general market averages, we believe that good stock selection will be more important than ever.

Sincerely,

Leland H. Faust
CSI Capital Management

COMPARISON OF $10,000 INVESTMENT IN
CSI EQUITY FUND VS. LIPPER GLOBAL FUND INDEX

[graph goes here]

Date           CSI Equity Fund          Lipper Global Fund Index
10/15/1997     $10,000                  $10,000
8/31/1998      $ 9,880                  $ 9,202
8/31/1999      $13,359                  $11,810
8/31/2000      $18,396                  $14,736
Past performance is not predictive of future performance.

[end graph]

    --------------------------------------------------------------
     Average Annual Total Return for Period ended August 31, 2000

               1 Year                   Since Inception
               37.50%                        23.55%
    --------------------------------------------------------------

--------------------------------------------------------------------------------
The Lipper Global Fund Index is an equally-weighted performance indice, adjusted for capital gains distributions and income dividends of the largest 30 qualifying equity funds that invest in at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
--------------------------------------------------------------------------------

CSI EQUITY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                        AUGUST 31, 2000

 Number                                                   Market
of Shares        Description                              Value
---------        -----------                             -------
                 COMMON STOCKS:               96.52%

                 BANKING:                      8.96%
   35,900        Bank One Corp.                        $ 1,265,475
   33,423        Citigroup                               1,951,068
   24,600        Deutsche Bank ADR                       2,149,856
   35,000        HSBC Holdings ADR                       2,535,313
   33,800        Ing Groep N.V. ADR                      2,279,388
                                                       -----------
                                                        10,181,100
                                                       -----------
                 BEVERAGES:                    2.91%
   26,600        Heineken N.V. ADR                       1,352,690
   45,900        Pepsico Inc.                            1,956,487
                                                       -----------
                                                         3,309,177
                                                       -----------
                 CHEMICALS:                    4.19%
   52,000        Du Pont (E.I.) De Nemours               2,333,500
   24,700        Pharmacia Corp.                         1,446,494
   34,100        Rohm and Haas Co.                         986,769
                                                       -----------
                                                         4,766,763
                                                       -----------
                 COMPUTER AND PERIPHERALS:     6.10%
   52,500        Compaq Computer Corp.                   1,788,281
   34,000        Cisco Systems, Inc.*                    2,329,000
   28,800        EMC Corp*                               2,822,400
                                                       -----------
                                                         6,939,681
                                                       -----------
                 COMPUTER SOFTWARE AND SERVI   6.30%
   41,900        Automatic Data Processing               2,498,287
   24,900        Microsoft Corp.*                        1,738,331
   32,200        ORACLE Corporation*                     2,928,188
                                                       -----------
                                                         7,164,806
                                                       -----------
                 DRUG AND MEDICAL:            10.91%
   22,779        Aventis                                 1,702,730
   40,100        Abbott Laboratories                     1,754,375
   28,000        Bayer                                   1,186,156
   25,600        Johnson & Johnson                       2,353,600
   50,325        Pfizer Inc.                             2,176,556
   17,400        Roche Holdings                          1,557,789
   41,600        Schering Plough                         1,669,200
                                                       -----------
                                                        12,400,406
                                                       -----------

                 ELECTRONICS/EQUIPMENT:        6.24%
    4,729        Agilent Technologies*                     285,218
   38,500        Emerson Electric Co.                    2,548,219
   12,400        Hewlett-Packard Co.                     1,497,300
   46,000        Nokia Corp. ADR                         2,067,125
   43,500        Xerox                                     698,719
                                                       -----------
                                                         7,096,581
                                                       -----------
                 FOOD:                         3.25%
   28,600        Diageo PLC ADR                            984,913
   57,600        Groupe Danone ADR                       1,580,400
   10,500        Nestle S.A. ADR                         1,131,066
                                                       -----------
                                                         3,696,379
                                                       -----------
                 FOOTWARE AND APPAREL:         0.58%
   24,400        Adidas ADR                                656,199
                                                       -----------
                 HOUSEHOLD:                    7.31%
   56,000        Gillette                                1,680,000
   42,600        Kimberly-Clark Corp.                    2,492,100
   42,600        Proctor & Gamble                        2,633,212
   31,699        Unilever N.V.                           1,497,778
                                                       -----------
                                                         8,303,090
                                                       -----------
                 INSURANCE:                    2.57%
   21,700        AXA ADR                                 1,525,781
    4,900        Zurich Allied ADR                         504,491
    1,740        Zurich Allied (Underlying Security)       896,536
                                                       -----------
                                                         2,926,808
                                                       -----------
                 MANUFACTURING:                6.33%
   11,400        Corning Inc.                            3,738,487
   21,100        Deere & Co.                               694,981
   29,700        Minnesota Mining and Manufacturing C    2,762,100
                                                       -----------
                                                         7,195,568
                                                       -----------
                 METALS:                       1.44%
   49,100        Alcoa Inc.                              1,632,575
                                                       -----------
                 MULITMEDIA:                   1.32%
   38,600        Disney Walt Co.                         1,502,988
                                                       -----------

                 OIL:                          6.87%
   34,100        Philips Petroleum                       2,109,937
  106,100        Repsol S.A. ADR                         2,102,106
   15,900        Schlumberger                            1,356,469
   30,100        Total Fina ADR                          2,242,450
                                                       -----------
                                                         7,810,962
                                                       -----------
                 RETAIL:                       7.32%
   62,300        Albertson's Inc.                        1,339,450
   52,400        Borders Group Inc.*                       697,575
   67,800        Costco Wholesale*                       2,334,862
   74,000        Federated Department Stores*            2,044,250
   39,300        Home Depot Inc.                         1,888,856
                                                       -----------
                                                         8,304,993
                                                       -----------
                 SEMI-CONDUCTORS:              4.13%
   33,000        Intel Corp.                             2,470,875
   36,000        STMicroelectronics                      2,220,750
                                                       -----------
                                                         4,691,625
                                                       -----------
                 TELECOMMUNICATIONS:           4.37%
   20,300        Lucent Technologies                       848,794
   20,000        Tellabs Inc.*                           1,123,750
   32,650        Vodafone Airtouch Communications        1,336,609
   45,350        WorldCom, Inc.*                         1,655,275
                                                       -----------
                                                         4,964,428
                                                       -----------
                 TRANSPORTATION:               3.57%
   52,800        FDX Corporation*                        2,130,480
   48,600        Union Pacific                           1,931,850
                                                       -----------
                                                         4,062,330
                                                       -----------
                 UTILITIES:                    1.85%
   60,300        TXU Corp.                               2,106,731
                                                       -----------
                 TOTAL INVESTMENTS:
                 (Cost: $86,792,095)**        96.52%  $109,713,190
                 Other assets, net             3.48%     3,959,663
                                             ------   ------------
                 NET ASSETS                  100.00%  $113,672,853
                                             ======   ============

* Non-income producing
**Cost for Federal income tax purposes is $86,792,095 and net unrealized appreciation consists of:

                 Gross unrealized appreciation        $28,726,960
                 Gross unrealized depreciation         (5,805,865)
                                                      -----------
                 Net unrealized appreciation          $22,921,095
                                                      ===========
ADR- Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements

CSI EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2000

ASSETS
Investments at value (identified cost
 of $86,792,095) (Notes 1 & 3)                                  $ 109,713,190
Cash                                                                1,513,976

   Receivables:
      Dividend                                $  137,474
      Interest                                    11,775
      Fund shares purchased                    2,386,080
                                              ----------

                                                                    2,535,329
Deferred organization cost (Note 1)                                    22,773
Other assets                                                           16,261
                                                                 ------------
      TOTAL ASSETS                                                113,801,529
                                                                 ------------
LIABILITIES
Investment management fees                                             93,343
Accrued expenses                                                       35,333
                                                                 ------------
      TOTAL LIABILITIES                                               128,676
                                                                 ------------
NET ASSETS                                                       $113,672,853
                                                                 ============
   NET ASSET VALUE, OFFERING AND REDEMPTION
      PRICE PER SHARE ($113,672,853 / 6,186,425 shares
        outstanding)                                             $      18.37
                                                                 ============
   At August 31, 2000 there were 50,000,000 shares
    of $.01 par value stock authorized and components
    of net assets are:
   Paid in capital                                               $ 81,381,124
   Accumulated net realized gain on investments                     9,370,634
   Net unrealized appreciation of investments                      22,921,095
                                                                 ------------
   Net assets                                                    $113,672,853
                                                                 ============

See Notes to Financial Statements

CSI EQUITY FUND
STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31, 2000

INVESTMENT INCOME
      Dividend                                  $982,800
      Interest                                    70,675
                                                --------
         Total income                                             $ 1,053,475
                                                                 ------------
EXPENSES
      Investment management fees (Note 2)        805,999
      Recordkeeping and administrative services  143,819
      Custodian and accounting fees               63,182
      Audit and legal fees                        17,994
      Transfer agent fees                         19,848
      Registration fees                           15,483
      Shareholder servicing and reports           16,690
      Organization expense amortization           10,379
      Insurance                                    8,265
      Other expenses                              66,511
                                                --------
         Total expenses                                             1,168,170
                                                                 ------------
      Net investment loss                                            (114,695)
                                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                 9,965,395
   Net change in unrealized appreciation on investments            13,918,985
                                                                 ------------
   Net gain on investments                                         23,884,380
                                                                 ------------
   Net increase in net assets resulting from operations          $ 23,769,685
                                                                 ============

See Notes to Financial Statements

CSI EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                 Year ended        Year ended
                                               August 31, 2000   August 31, 1999
                                               ---------------   ---------------
OPERATIONS
   Net investment loss                        $   (114,695)        $    (61,940)
   Net realized gain (loss) on investments       9,965,395             (570,895)
   Change in net unrealized appreciation
    (depreciation)of investments                13,918,985           10,984,834
                                              ------------         ------------
   Net increase in net assets resulting
    from operations                             23,769,685           10,351,999

DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income ($-- and $.02  per
    share, respectively)                                --              (64,879)
   Capital gains($.-- and $.-- share)                   --                   --

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from
capital share transactions*                     36,978,756           16,061,049
                                              ------------         ------------
   Net increase in net assets                   60,748,441           26,348,169
   Net assets at beginning of year              52,924,412           26,576,243
                                              ------------         ------------
NET ASSETS at the end of year                 $113,672,853         $ 52,924,412
                                              ============         ============

* A summary of capital share transactions follows:

                                Year ended                    Year ended
                              August 31, 2000               August 31, 1999
                          -----------------------      ------------------------
                           Shares         Value         Shares          Value
                           ------         -----         ------          -----
Shares sold               2,560,380   $42,600,004      1,470,603    $18,610,831
Shares reinvested from
 distributions                   --            --          4,869         64,657
Shares redeemed            (334,341)   (5,621,248)      (206,346)    (2,614,439)
                          ---------   -----------      ---------    -----------
Net increase              2,226,039   $36,978,756      1,269,126    $16,061,049
                          =========   ===========      =========    ===========

See Notes to Financial Statements

CSI EQUITY FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            Year ended        Year ended       Period ended
                                                          August 31, 2000   August 31, 1999   August 31,1998*
                                                          ---------------   ---------------   ---------------
Per Share Operating Performance
Net asset value, beginning of period                         $13.36            $9.88             $10.00
Income from investment operations-
   Net investment income (loss)                               (0.02)           (0.02)              0.02
   Net realized and unrealized gain (loss) on investments      5.03             3.52              (0.14)
                                                            -------           ------             ------
   Total from investment operations                            5.01             3.50              (0.12)
                                                            -------           ------             ------
Less distributions-
   Distributions from net investment income                      --            (0.02)                --
   Distributions from capital gains                              --               --                 --
                                                            -------           ------             ------
   Total distributions                                           --            (0.02)                --
                                                            -------           ------             ------
Net asset value, end of period                               $18.37           $13.36              $9.88
                                                            =======           ======             ======
Total Return                                                  37.50%           35.21%             (1.20%)
                                                            =======           ======             ======
Ratios/Supplemental Data
   Net assets, end of period (000's)                       $113,673          $52,924            $26,576
Ratio to average net assets-
   Expenses (A)                                                1.44%            1.50%              1.50%**
   Expenses-net (B)                                            1.44%            1.50%              1.49%**
   Net investment income                                      (0.14%)          (0.15%)             0.42%**
Portfolio turnover rate                                       22.69%           12.91%              8.16%


* Commencement of operations October 15, 1997
** Annualized

(A) Expense ratio has been increased to include custodian fees which were offset by custodian credits for the period ended August 31, 1998.
(B) Expense ratio - net reflects the effect of the custodian fee credits the fund received for the period ended August 31, 1998.

See Notes to Financial Statements

CSI EQUITY FUND
NOTES TO  THE FINANCIAL STATEMENTS
AUGUST 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

      The CSI Equity Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in 1997 as a series of TWF which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

      The objective of the Fund is to seek to achieve growth of capital by investing in a portfolio composed of common stocks and securities convertible into common stocks, such as, warrants, convertible bonds, debentures or convertible preferred stock. In seeking to meet its objective, the Fund will invest on a global basis.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

           B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions and Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

      D. Distribution to Shareholders. Distribution from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

      E. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

      Pursuant to an Investment Advisory Agreement, the Advisor, CSI Capital Management, Inc. ("CSI") provides investment services for an annual fee of 1.00% of average daily net assets of the Fund.

      As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $137,623 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets of the Fund on the first $50 million, 0.15% per annum of the average daily net assets from $50 million to $100 million, and 0.10% per annum of the average daily net assets over $100 million, with a minimum fee of $15,000.

      Fund  Services,   Inc.  ("FSI")  is  the  Fund's  Transfer  and  Dividend
Disbursing Agent. FSI received $19,848 for its services for the year ended August 31, 2000.

      Certain officers and/or directors of the Fund are also officers and/or directors of CSI, CSS, and FSI.

NOTE 3-INVESTMENTS

      The cost of purchases and the proceeds from sales of securities other than short-term notes aggregated $52,626,565 and $17,719,006, respectively.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Incorporated Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the CSI Equity Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 2000, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period October 15, 1997 (commencement of operations) through August 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CSI Equity Fund as of August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years then ended and for the period October 15, 1997 through August 31, 1998, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 22, 2000

COMPARISON OF $10,000 INVESTMENT IN
CSI FIXED INCOME VS. LIPPER INTERMEDIATE INVESTMENT GRADE INDEX

[graph goes here]

Date           CSI Fixed Income       Lipper Intermediate Investment Grade Index
1/27/1998      $10,000                $10,000
8/31/1998      $10,480                $10,478
8/31/1999      $10,343                $10,524
8/31/2000      $11,004                $11,217
Past performance is not predictive of future performance.

[end graph]

    --------------------------------------------------------------
     Average Annual Total Return for Period ended August 31, 2000

               1 Year                   Since Inception
               6.39%                        3.75%
    --------------------------------------------------------------

--------------------------------------------------------------------------------
The Lipper Intermediate Investment Grade INdex is an equally-weighted performance indice, adjusted for capital gains distributions and income dividends of the largest 30 qualifying funds that invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of five to ten years.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
--------------------------------------------------------------------------------

CSI FIXED INCOME FUND
                                  SCHEDULE OF PORTFOLIO INVESTMENTS
                                 AUGUST 31, 2000

Principal                                                             Market
  Amount          Description                                          Value
----------        -----------                                       ----------
                  U.S. GOVERNMENT SECURITIES:           92.57%
                  MATURES IN OVER 10 YEARS:             19.27%
$5,750,000        U.S. Treasury Bond 6.00%; February 15, 2026      $ 5,829,063
4,250,000         U.S. Treasury Bond 6.75%; August 15, 2026          4,730,781
2,000,000         U.S. Treasury Bond 5.50%; August 15, 2028          1,905,000
                                                                   -----------
                                                                    12,464,844
                                                                   -----------
                  MATURES IN 6-10 YEARS:                19.83%
2,750,000         U.S. Treasury Note 5.875%; November 15, 2005       2,733,673
2,750,000         U.S. Treasury Note 5.625%; February 15, 2006       2,700,156
2,500,000         U.S. Treasury Note 6.125%; August 15, 2007         2,520,313
4,000,000         U.S. Treasury Note 5.50%; February 15, 2008        3,890,000
1,000,000         U.S. Treasury Note 5.625%; May 15, 2008              980,313
                                                                   -----------
                                                                    12,824,455
                                                                   -----------
                  MATURES IN 0-5 YEARS:                 53.47%
7,500,000         U.S. Treasury Note 5.25%; January 31, 2001         7,467,188
2,750,000         U.S. Treasury Note 5.625%; May 15, 2001            2,736,250
1,000,000         U.S. Treasury Note 5.875%; November 30, 2001         995,000
2,000,000         U.S. Treasury Note 6.375%; August 15, 2002         2,005,626
3,000,000         U.S. Treasury Note 5.75%; October 31, 2002         2,973,750
3,000,000         U.S. Treasury Note 6.25%; February 15, 2003        3,006,564
2,000,000         U.S. Treasury Note 5.50%; May 31, 2003             1,969,376
2,000,000         U.S. Treasury Note 5.875%; February 15, 2004       1,988,126
2,000,000         U.S. Treasury Note 5.25%; May 15, 2004             1,946,875
2,500,000         U.S. Treasury Note 7.25%; August 15, 2004          2,603,125
4,750,000         U.S. Treasury Note 6.50%; May 15, 2005             4,845,000
2,000,000         U.S. Treasury Note 6.50%; August 15, 2005          2,040,000
                                                                   -----------
                                                                    34,576,880
                                                                   -----------
                  TOTAL U.S. GOVERNMENT SECURITIES:
                  (Cost:$60,387,038)*            92.57%             59,866,179
                  Other assets, net               7.43%              4,804,323
                                                ------             -----------
                  NET ASSETS                    100.00%            $64,670,502
                                                ======             ===========

* Cost for Federal income tax purposes is $60,387,038 and net unrealized depreciation consists of:

                  Gross unrealized appreciation                    $ 265,511
                  Gross unrealized depreciation                     (786,370)
                                                                   ---------
                  Net unrealized depreciation                      $(520,859)
                                                                   =========

See Notes to Financial Statements

CSI FIXED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2000

ASSETS
  Investments at value (identified cost
   of $60,387,038) (Notes 1 & 3)                                   $59,866,179
  Cash                                                               2,749,448
  Receivables:
     Interest                                        $  479,700
     Capital stock sold                               1,689,205
                                                     ----------
                                                                     2,168,905
  Deferred organization costs (Note 1)                                  22,888
  Prepaid expenses                                                      10,180
                                                                   -----------
        TOTAL ASSETS                                                64,817,600
                                                                   -----------
LIABILITIES
  Investment management fees                                            26,920
  Accrued expenses                                                      20,178
  Payable for capital stock redeemed                                   100,000
                                                                   -----------
        TOTAL LIABILITIES                                              147,098
                                                                   -----------
NET ASSETS                                                         $64,670,502
                                                                   ===========
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   ($64,670,502/6,521,110 shares outstanding)                      $      9.92
                                                                   ===========
  At August 31, 2000 there were 50,000,000 shares of $.01 par value stock  authorized and components of net assets are:
  Paid in capital                                                  $65,173,962
     Undistributed net realized gain on investments                     17,399
     Net unrealized depreciation of investments                       (520,859)
                                                                   -----------
     Net Assets                                                    $64,670,502
                                                                   ===========

  See Notes to Financial Statements

CSI FIXED INCOME FUND
STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31, 2000

INVESTMENT INCOME
      Interest                                                      $3,116,129
                                                                   -----------
EXPENSES
      Investment management fees (Note 2)      $573,570
      Recordkeeping and administrative
        services (Note 2)                       110,984
      Custodian and accounting fees              48,600
      Audit and legal fees                       18,717
      Shareholder servicing and reports          14,788
      Registration fees                          14,851
      Transfer agent fees                        18,771
      Organization expense amortization          10,378
      Other expenses                             45,888
                                               --------
        Total expenses                                                 856,547
      Fee waivers (Note 2)                                            (286,785)
                                                                   -----------
      Net expenses                                                     569,762
                                                                   -----------
      Net investment income                                          2,546,367
                                                                   -----------
UNREALIZED GAIN ON INVESTMENTS

   Net change in unrealized depreciation on investments              1,152,528
                                                                   -----------
   Net increase in net assets resulting from operations             $3,698,895
                                                                   ===========

See Notes to Financial Statements

CSI FIXED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS


                                              Year ended          Year ended
                                            August 31, 2000     August 31, 1999
                                            ---------------     ---------------
OPERATIONS
   Net investment income                    $ 2,546,367         $ 1,741,045
   Net realized gain on investments                  --              17,399
   Change in net unrealized appreciation
    (depreciation) of investments             1,152,528          (2,548,398)
                                            -----------         -----------
   Net increase(decrease) in net assets
    resulting from operations                 3,698,895            (789,954)

DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income ($.44 and $.61
    per share, respectively)                 (2,562,942)         (2,452,926)

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting
    from capital share transactions**        14,929,069          17,948,035
                                            -----------         -----------
   Net increase in net assets                16,065,022          14,705,155
   Net assets at beginning of year           48,605,480          33,900,325
                                            -----------         -----------
NET ASSETS at the end of the year
  (including undistributed net investment
   income of $-- and $2,203, respectively)  $64,670,502         $48,605,480
                                            ===========         ===========

** A summary of capital share transactions follows:


                            Year ended                     Year ended
                          August 31, 2000                August 31, 1999
                     --------------------------    --------------------------
                       Shares          Value         Shares           Value
                      --------        -------       --------        --------
Shares sold          2,940,204      $28,619,513    2,734,375      $27,937,035
Shares reinvested
 from distributions    258,811        2,520,178      239,692        2,447,668
Shares redeemed     (1,662,329)     (16,210,622)  (1,223,411)     (12,436,668)
                     ---------      -----------    ---------      -----------
Net increase         1,536,686      $14,929,069    1,750,656      $17,948,035
                     =========      ===========    =========      ===========

See Notes to Financial Statements

CSI FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         Year ended        Year ended       Period ended
                                       August 31, 2000   August 31, 1999   August 31,1998*
                                       ---------------   ---------------   ---------------
Per Share Operating Performance
Net asset value, beginning of period       $ 9.75            $10.48            $10.00
Income from investment operations-
   Net investment income                     0.43              0.39              0.22
   Net realized and unrealized gain
    (loss) on investments                    0.18             (0.51)             0.26
                                           ------            ------            ------
 Total from investment operations            0.61             (0.12)             0.48
                                           ------            ------            ------
Less distributions-
   Distributions from net investment
    income                                  (0.44)            (0.61)               --
   Distributions from capital gain             --                --                --
                                           ------            ------            ------
Total distributions                         (0.44)            (0.61)               --
                                           ------            ------            ------
Net asset value, end of period             $ 9.92            $ 9.75            $10.48
                                           ======            ======            ======
Total Return                                 6.39%            (1.31%)            4.80%
                                           ======            ======            ======

Ratios/Supplemental Data
   Net assets, end of period (000's)      $64,671           $48,605           $33,900
Ratio to average net assets - (A)
   Expenses (B)                              0.99%             1.00%             1.00%**
   Expenses- net (C)                         0.99%             1.00%             1.00%**
   Net investment income                     4.43%             4.22%             4.34%**
Portfolio turnover rate                     11.52%             1.38%             0.00%

* Commencement of operations January 27, 1998
** Annualized

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .50% for the year ended year ended August 31, 2000 and .50% for the period ended August 31, 1998.

(B) Expense ratios have been increased to include custodian fees which were offset by custodian credits and before management fee waivers.

(C) Expense ratio - net reflects the effect of the management fee waivers and the custodian fee credits the fund received.

See Notes to Financial Statements

CSI FIXED INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

      The CSI Fixed Income Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in 1997 as a series of TWF which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

      The objective of the Fund is to seek current income by investing in debt securities. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities ("U.S. Government Securities"), municipal securities, corporate debt securities, zero coupon bonds, as well as obligations of governments, instrumentalities and corporations outside the U.S.


      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Money market investments with a remaining maturity of less than sixty days are valued using the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques.

           B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions and Interest Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Interest income is recorded on the accrual basis.

      D. Distribution to Shareholders. Distribution from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to net operating losses and post-October capital losses.

           E. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

      Pursuant to an Investment Advisory Agreement, the Advisor, CSI Capital Management, Inc. ("CSI") provides investment services for an annual fee of 1.00% of average daily net assets of the Fund. CSI has voluntarily agreed to waive its fees and reimburse the fund through December 31, 2000 for expenses in order to limit the operating expenses to 1.0% of average net assets. For the year ended August 31, 2000, the manager waived fees of $286,785.

      As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $105,416 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets of the Fund on the first $50 million, 0.15% per annum of the average daily net assets from $50 million to $100 million, and 0.10% per annum of the average daily net assets over $100 million, with a minimum fee of $15,000.

      Fund  Services,   Inc.  ("FSI")  is  the  Fund's  Transfer  and  Dividend
Disbursing Agent. FSI received $18,771 for its services for the year ended August 31, 2000.

      Certain officers and/or directors of the Fund are also officers and/or directors of CSI, CSS, and FSI.

NOTE 3-INVESTMENTS

      The cost of purchases and the proceeds from maturities of securities other than short-term notes aggregated $16,577,264 and $5,000,000 respectively.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Incorporated Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the CSI Fixed Income Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 2000, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period January 27, 1998 (commencement of operations) through August 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CSI Fixed Income Fund as of August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period January 27, 1998 through August 31, 1998, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 22, 2000

Investment Adviser:

CSI Capital Management, Inc.
445 Bush Street, 5th Floor
San Francisco, California 94108-3725

Distributor:

First Dominion Capital Corp.
1500 Forest Avenue
Suite 223
Richmond, Virginia 23229

Independent Auditors:

Tait, Weller and Baker
Eight Penn Center Plaza
Suite 800
Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to CSI Equity and CSI Fixed Income Funds' Transfer Agents:

Fund Services, Inc.
Post Office Box 26305
Richmond, Virginia 23260
(800) 628-4077 Toll Free

More Information:

For 24 hour, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free.

Annual Report to Shareholders

THE NEW MARKET FUND

A Series of
The World Funds, Inc.
A "Series" Investment Company

For the Year Ended
August 31, 2000

Dear Shareholder:

      The New Market Fund performance has been relatively consistent with its value benchmark, up mildly since year-end. While the markets continued their bias toward high risk, momentum stocks, we have begun to see a gradual shift to well-managed, traditional non-tech "blue chips", where valuations have declined far below their respective private market values. We believe this trend will accelerate as knowledgeable strategic buyers take action to realize the sizable discounts in the public markets. The fund has already been the beneficiary of the arbitrage with the takeover of one of its largest positions, Financial Security Assurance at a 70% premium to its public market value, confirming our analysis of the gross undervaluations in these ignored companies.

      As the economy slows and the Federal Reserve becomes more accommodating, the Fund will also benefit from the performance of the interest-sensitive financial services stocks, which the fund has nearly half of its assets invested in (particularly the property/casualty insurers). Fundamentals have improved dramatically with improved premium pricing, tighter underwriting standards, and consolidation of the weaker competitors.

      Berkshire Hathaway, the Fund's largest position, is trading at a 40% discount to a conservative intrinsic value estimate. Next year's cash flow, including new insurance float (excluding dividends and capital gains) is estimated at nearly $3 billion ($2,000 per share) and expected to increase significantly over the next five years. In addition, we have nearly $50,000 per share in equities, bonds, and cash in the Company's portfolio. Excluding the investment portfolio, we are paying less than three times cash flow for a quality insurance conglomerate, growing at 26% per year and managed by one of the most successful long-tern investors.

      Another example of the gross undervaluation is Tredegar Corporation. If you exclude the value of their venture capital portfolio at nearly $12 per share, we are paying only 4x operating earnings for its core business in plastic films and aluminum extrusions. Here is a well-managed company that has grown at nearly 65% annually over the past five years.

      We can't control market psychology and the short-term performance trends of a casino-like trading environment, but we can reasonably determine undervalued opportunities and well-managed companies that will grow their intrinsic values consistently over time, generating low risk, above-average, long-term returns for our shareholders. While our value investment style has been out of favor over the past two years, we are confident our discipline will regain momentum with the tremendous undervalued opportunities we currently see in the market

      Thank you for your continued confidence and patience.

Sincerely,

Stephen M. Goddard, CFA
Principal, The London Company
Portfolio Manager-The New Market Fund

COMPARISON OF $10,000 INVESTMENT IN
THE NEW MARKET FUND VS. LIPPER LARGE CAP VALUE INDEX

[graph goes here]

Date      The New Market      Lipper Large Cap
          Fund                Value Index

10/1/98        $10,000             $10,000
8/31/99
8/31/00        $11,388             $13,830

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

[end graph]

----------------------------------------------------------------------------
        Average Annual Total Return for Period Ended August 31, 2000
                    1 Year                   Since Inception
                    -2.16%                       7.00%
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Lipper Large-Cap Value Index is an equally-weighted performance indice, adjusted for capital gains distributions and income dividends of the largest
30 qualifying equity funds that, by practice, invest in at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median capitalization of the S&P Mid-Cap 400 Index.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
--------------------------------------------------------------------------------

                   THE MEW MARKET FUND
                   SCHEDULE OF PORTFOLIO INVESTMENTS
                   AUGUST 31, 2000


  Number of                                                           Market
   Shares          Security Description                                Value
--------------     --------------------                               --------
                   COMMON STOCK:                 96.86%

                   AEROSPACE/DEFENSE:             1.73%
        2,400      Honeywell International                          $   92,550
                                                                    ----------
                   COMPUTERS:                     7.42%
        2,000      International Business Machines Corp.               264,000
        1,900      Microsoft Corp.*                                    132,644
                                                                    ----------
                                                                       396,644
                                                                    ----------
                   CONSUMER GOODS:               12.67%
        5,100      General Electric                                    299,306
        4,900      Gillette Co.                                        147,000
        2,400      Nike Inc.                                            94,950
        3,200      Pepsico Inc.                                        136,400
                                                                    ----------
                                                                       677,656
                                                                    ----------
                   DIVERSIFIED:                  24.83%
            2      Berkshire Hathaway Inc-Class A*                     115,400
          522      Berkshire Hathaway Inc-Class B*                     998,586
        8,500      Tredegar Industries Inc.                            165,750
          200      Wesco Financial Corp.                                48,000
                                                                    ----------
                                                                     1,327,736
                                                                    ----------
                   FINANCIALS:                   21.35%
        2,600      Ambac Financial Group                               168,025
        3,000      American Express Co.                                177,375
        2,600      Capital One Financial Corp.                         156,812
        2,600      Federal Home Loan Mortgage Corp.                    109,525
        3,100      Markel Corp.*                                       452,212
        1,800      Wells Fargo Co.                                      77,738
                                                                    ----------
                                                                     1,141,687
                                                                    ----------
                   MEDICAL:                       1.39%
        1,400      Bristol-Myers Squibb Co.                             74,200
                                                                    ----------
                   DRILLING:                      1.87%
        2,200      Atwood Oceanics Inc.*                                99,825
                                                                    ----------
                   ELECTRONICS:                   9.54%
        2,500      Emerson Electric                                    165,469
        4,600      Intel Corp.                                         344,425
                                                                    ----------
                                                                       509,894
                                                                    ----------
                   REITS:                         6.75%
        7,500      First Industrial Realty Trust                       222,656
       12,800      United Dominion Realty Trust                        138,400
                                                                    ----------
                                                                       361,056
                                                                    ----------
                   RETAIL:                        1.16%
        2,400      Circuit City Stores                                  62,250
                                                                    ----------

                   TELECOMMUNICATIONS:            4.16%
        4,300      AT&T                                                135,450
        2,600      Sprint                                               87,100
                                                                    ----------
                                                                       222,550
                                                                    ----------
                   TRANSPORTATION - RAIL:         1.12%
        2,500      CSX Corp.                                            59,688
                                                                    ----------
                   TRANSPORT SERVICES:            2.87%
        3,800      Fedex Corp.*                                        153,330
                                                                    ----------

                   TOTAL INVESTMENTS:
                   (Cost: $4,973,475)**                    96.86%   $5,179,214
                   Other assets, net                        3.14%      167,909
                                                          ------    ----------
                   NET ASSETS                             100.00%   $5,346,975
                                                          ======    ==========

*Non-income producing
**Cost for Federal income tax purpose is $4,973,475 and net unrealized appreciation consists of:


                   Gross unrealized appreciation                 $677,214
                   Gross unrealized depreciation                 (471,623)
                                                                 --------
                   Net unrealized appreciation                   $205,591
                                                                 ========

See Notes to Financial Statements

THE NEW MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2000

ASSETS
Investments at value (identified cost of $4,973,475 )
 (Notes 1 & 3)                                                      $5,179,066
Cash                                                                   136,234

Receivables:
      Dividends                                    $ 3,988
      Interest                                       2,189
      Capital stock sold                             5,204
                                                   -------
                                                                        11,381
Deferred organization costs (Note 1)                                    34,453
Prepaid expenses                                                           802
                                                                    ----------
        TOTAL ASSETS                                                 5,361,936
                                                                    ----------
LIABILITIES
Accrued expenses                                                        14,961
                                                                    ----------
NET ASSETS                                                          $5,346,975
                                                                    ==========
   NET ASSET VALUE AND REDEMPTION
      PRICE PER SHARE ($5,346,975/456,593 shares outstanding)       $    11.71
                                                                    ==========
   MAXIMUM OFFERING PRICE PER SHARE ($11.71 x 100 / 97.25)         $     12.04
                                                                    ==========

   At August 31, 2000 there were 50,000,000 shares of $.01
    par value stock authorized and components of net assets are:
   Paid in capital                                                  $5,182,285
   Net accumulated realized loss                                       (40,901)
   Net unrealized appreciation of investments                          205,591
                                                                    ----------
   Net Assets                                                       $5,346,975
                                                                    ==========

See Notes to Financial Statements

THE NEW MARKET FUND
STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31, 2000


INVESTMENT INCOME
      Dividend                                         $  58,879
      Interest                                            12,235
                                                       ---------
        Total income                                                   $71,114
                                                                    ----------
EXPENSES
      Investment advisory fees (Note 2)                   43,177
      Legal and audit fees                                11,782
      12b-1 fee (Note 2)                                  21,588
      Transfer agent fees (Note 2)                        13,139
      Recordkeeping and administrative services (Note 2)  15,000
      Custodian and accounting fees                       21,710
      Organization expense amortization                   10,768
      Shareholder servicing and reports (Note 2)           6,523
      Director fees                                        7,100
      Miscellaneous                                        8,908
                                                       ---------
        Total expenses                                                 159,695
      Management fee waiver and reimbursed expenses (Note 2)           (73,800)
                                                                    ----------
        Net expenses                                                    85,895
                                                                    ----------
      Net investment loss                                              (14,781)

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
   Net realized gain on investments                                     13,465
   Net increase in unrealized appreciation on investments               83,151
                                                                    ----------
   Net gain on investments                                              96,616
                                                                    ----------
   Net increase in net assets resulting from operations                $81,835
                                                                    ==========

See Notes to Financial Statements

THE NEW MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS


                                               Year ended         Period ended
OPERATIONS                                   August 31, 2000    August 31, 1999*
   Net investment loss                        $  (14,781)          $   (8,038)
   Net accumulated realized gain(loss)
    on investments                                13,465              (54,366)
   Change in unrealized appreciation of
    investments                                   83,151              122,440
                                              ----------           ----------
   Net increase in net assets resulting
    from operations                               81,835               60,036

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting
    from capital share transactions**          2,008,878            3,196,226
                                              ----------           ----------
   Net increase in net assets                  2,090,713            3,256,262
   Net assets at beginning of period           3,256,262                   --
                                              ----------           ----------
NET ASSETS at the end of the period           $5,346,975           $3,256,262
                                              ==========           ==========

*  Commencement of operations October 1, 1998
** A summary  of capital  share transactions follows:


                                Year ended                    Period ended
                              August 31, 2000               August 31, 1999*
                           -------------------            -------------------
                           Shares       Value           Shares         Value
                          --------    ---------        --------      ---------
Shares sold               207,581    $2,362,816         282,806     $3,245,359
Shares redeemed           (30,829)     (353,938)         (2,965)       (49,133)
                          -------    ----------         -------     ----------
Net increase              176,752    $2,008,878         279,841     $3,196,226
                          =======    ==========         =======     ==========

See Notes to Financial Statements

THE NEW MARKET FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              Year ended       Period ended
                                           August 31, 2000   August 31, 1999*
                                           ---------------   ----------------
Per Share Operating Performance
Net asset value, beginning of period          $  11.64       $  10.00
Income from investment operations-
   Net investment loss                           (0.03)         (0.03)
   Net realized and unrealized gain on
     investments                                  0.10           1.67
                                              --------       --------
Total from investment operations                  0.07           1.64
                                              --------       --------
Net asset value, end of period                $  11.71       $  11.64
                                              ========       ========

Total Return                                      0.60%         13.20%
Ratios/Supplemental Data
   Net assets, end of period (000's)          $  5,347       $  3,256
Ratio to average net assets (A)
   Expenses  (B)                                  1.99%          1.99%**
   Expense ratio - net (C)                        1.99%          1.99%**
   Net investment loss                           (0.34%)        (0.41%)**
Portfolio turnover rate                          32.86%          8.31%


* Commencement of operations October 1, 1998
** Annualized


(A) Management fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 1.70% for the for the year ended August 31, 2000 and 2.48% for period ended August 31, 1999.

(B) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers and reimbursements.

(C) Expense ratio - net reflects the effect of the management fee waivers and reimbursements and custodian fee credits the fund received.

See Notes to Financial Statements

THE NEW MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2000

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

      The New Market Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in June, 1998 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. Initial outside investors purchased shares of the fund on June 30, 1998. However, operations of the Fund did not commence until October 1, 1998.

      The investment objective of the Fund is to achieve long-term growth of capital by investing in a portfolio composed of common stocks and securities convertible into common stock, such as warrants, convertible bonds, debentures or convertible preferred stock.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Money market investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

      C. Security Transactions and Income. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

      D. Deferred Organizational Expenses. All of the expenses of TWF incurred in connection with its organization and the public offering of its shares have been assumed by the series funds of TWF. The organization expenses allocable to The New Market Fund are being amortized over a period of fifty-six (56) months.

      E. Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences primarily result from different treatments of equalization and post-October capital losses.

      F. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 -- INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

      Pursuant to an Investment Management Agreement, the Manager, Virginia Management Investment Corporation ("VMIC"), provides investment management services for an annual fee of 1.0% of the average daily net assets of the Fund. VMIC has contractually agreed to waive its fees and reimburse the fund through September 30, 2001 for expenses in order to limit the operating expenses to 1.99% of average net assets. For the year ended August 31, 2000, the manager waived fees of $43,177 and reimbursed expenses of $16,000.

      The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous five years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of August 31, 2000 was $122,168.

      The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or VMIC may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or VMIC. The Fund or VMIC may incur such distribution expenses at the rate of .50% per annum on the Fund's average net assets. For the year ended August 31, 2000, there were $21,588 of distribution expenses incurred of which $14,623 were waived by VMIC.

      As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent,
$15,890 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets, with a minimum fee of $15,000.

      Wheat First Union is an affiliated broker of the Fund. Wheat First Union received as commission $4,656 from the Fund in connection with the purchases and sales of securities in the Fund's portfolio.

      Fund  Services,   Inc.  ("FSI")  is  the  Fund's  Transfer  and  Dividend
Disbursing Agent. FSI received $13,139 for its services for the year ended August 31, 2000.

      Certain officers and/or directors of the Fund are also officers and/or directors of VMIC, CSS and FSI.

NOTE 3 --INVESTMENTS

      The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended August 31, 2000, aggregated $3,373,761 and $1,310,331, respectively.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Incorporated Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of The New Market Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 2000, and the related statements of operations for the year then ended and the statement of changes in net assets and financial highlights for the year then ended and for the period October 1, 1998 (commencement of operations) through August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Market Fund as of August 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period October 1, 1998 through August 31, 1999, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 22, 2000

Investment Adviser:

Virginia Management Investment Corporation
7800 Rockfalls Drive
Richmond, Virginia 23225

Distributor:

First Dominion Capital Corp.
1500 Forest Avenue
Suite 223
Richmond, Virginia 23229

Independent Auditors:

Tait, Weller and Baker
Eight Penn Center Plaza
Suite 800
Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to The New Market Fund's Transfer Agent:

Fund Services, Inc.
Post Office Box 26305
Richmond, Virginia 23260
(800) 628-4077 Toll Free

More Information:

For 24 hour, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free.

Annual Report to Shareholders

THIRD MILLENIUM RUSSIA FUND


A Series of
The World Funds, Inc.
A "Series"Investment Company

For the Year Ended
August 31, 2000

TO OUR SHAREHOLDERS:                      September  2000


                Year End Report: RUSSIAN EQUITIES --
           STELLAR PERFORMANCE; STILL SHAKY FOUNDATION.


      Your Fund this past year has performed in the top 10% of Emerging Markets Funds and we anticipate continued superior year-on-year performance. One week in August 2000, we were America's single best performing mutual fund and one week in August 1999 we were the country's second worst performer...Volatility continues to denote the Russian stock market which is almost entirely driven by foreign investors.

      Reading the daily press, of course, one is struck by Russia's continuing troubles: a nuclear sub disaster, a fire disabling Moscow's main TV transmission
tower....it seems each week there is more bad news.

      On the economic front, though, real progress is also evident. Inflation is lower than feared, foreign currency reserves (about $20 billion) have built up smartly and the Government enjoys a substantial trade surplus (almost $50 billion over the past year) and even a budget surplus, such that IMF support becomes problematic. The ruble has strengthened as a result. The debt burden assumed from Soviet days now seems serviceable. (One wonders if those critics who argue that we can unilaterally alter the ABM Treaty since it was concluded with a now-defunct nation, the USSR, also would concede that foreign debt from that era should be forgiven.)

      GDP is growing in the 7% range. Outstanding. From a low base though. And the current economic strength is, of course, built upon a $35-a-barrell oil price and the still beneficial effects of the dramatic ruble devaluation whereby domestic producers are able to import substitute. The real question is whether thousands of enterprises can become really profitable, supporting an ongoing
Growth Economy, coming out of these temporary conditions....The verdict is still out on prospects for the overall economy long term.

YOUR COMPANIES. As you know, our diversification philosophy is limited to the most liquid, market-leading, audited companies which show an understanding of the role of public shareholders. For the year ended August, 1999, except for taking a profit on Sun Brewing after its merger with Interbrew as a result of which its price doubled and it became too high a percentage of the Fund, we followed a Buy & Hold approach.

      Telecoms (about 25% of the Fund). This past year presented a more complex situation. Early in 2000 both Rostelecom and Golden Telecom enjoyed substantial price run ups, it seemed based upon false assessments of each's "internet" strategy. We took profits here since we did not share any thought of Rostelecom having an internet strategy at all and felt that perception was overplayed for Golden Telecom. We have since returned to both stocks at lower price levels.

      MTS, Russia's leading cell phone company, half owned by Deutsche Telecom, had a strong IPO and we have enjoyed the ride up since; choosing it over Vimpelcom where we took a profit due to its relative lack of fundamental and market performance.

      Russia telecoms in general have under performed among emerging markets. We did move into a few regional telecoms, a tactic that has not as yet been proven out.

      Oils (about 30%). The Fund is heavy in oil stocks, a strategy that has worked well this past year. Even here, though, we took a profit in Surgutneftegas which undertook a reorganization disadvantaging public shareholders and the company did not care to explain otherwise. A strong performer, Surgutneftegas is once again on our list. LUKOIL and Tatneft both had very strong years. LUKOIL is Russia's truly world class company and Tatneft enjoyed a $450 million net income for the first half of 2000, a nearly five-fold increase over the same period in 1999....In the related  pipeline  manufacturing business, Severstal had a strong year.

      Utilities (about 20%). Our largest holding overall is the national power grid and electricity wholesaler, RAO UES, which has had a dramatic year of public confrontation with its foreign shareholders, although we stuck throughout. It well poses the overall dilemma in Russia: when first privatized, the Russian utility sector (and telecoms too, for that matter) looked to be ideal from a capital markets perspective: about 40 financiable-sized companies with the UES overlay. But then the Russian economy, in effect, went through an orderly liquidation throughout the 1990s, and these entities became so small in dollar terms as to be unable to attract capital, each on its own.

      Unfortunately, the strategy developed by UES' management to "rationalize" its holdings (ranging from 20% - 60%) in these local utilities appeared, quite rightly, to UES shareholders to constitute giveaways of company assets. Hence, the protests. UES have revised its strategy, but the problem remains.

      Other sectors (about 25%). We lost courage in retail. Despite very fine fundamentals for the Central Department Store chain (12% of retail in the Moscow region), which enjoyed a 40% year-on-year increase in net earnings, due to a complete lack of investor interest in TsUM - keep in mind that Russians are not as yet themselves investing in their own stock market - we sold out our position. Aeroflot should do better given its strong fundamentals, now that the scandal, which turned out to be unfounded, over diversion of its funds has been resolved and it has retained Chase Bank as its lock-box. GAZ autos continues to under-perform. However, Norilsk Nickel had a good year and Sun Brewing continues its excellent performance.

PUTIN ADMINSTRATION.   Anchoring all of this of course, has been the
surprisingly strong performance by Russia's new President, Vladimir Putin. Looks like Boris Yeltsin knew best after all.

      The markets did not anticipate that he would be able to push through administrative and tax reforms to the extent he has. The new, lower taxes reinforce the excellent collections the Government is now experiencing. (Much of the maneuvering with the so-called Oligarchs is aimed at their becoming tax payers too.)

      Earlier many of us welcomed the governmental de-centralization brought about under President Yeltsin and it certainly worked wonders in Samara, Nizhny Novgorod and other regions. Unfortunately, though, in too many regions, the governors stripped assets in true oligarch fashion and local enterprises focused on seeking rents from the regional governments, not on becoming profitable. At this time, Russian national interest seems upheld in President Putin's re-centralization moves. The Government does have an important regulatory role; and an as yet unrealized goal of getting Russia's game players to play a different game: making a profit.

      Our bet is that President Vladimir Putin's State of the State message, a paean to free markets and the benefits of competition and economic growth, as well as building on the progress already made in the political system in Russia, will be implemented  to a surprising  extent....We'll  see. In the meantime,  as mentioned, we believe you will continue to enjoy superior returns from the companies selected for your Fund. Thank you for your continuing support.

                               John T. Connor, Jr.
                                Portfolio Manager
                               Third Millennium Russia Fund

COMPARISON OF $10,000 INVESTMENT IN
THIRD MILLENNIUM RUSSIA FUND VS. THE MOSCOW TIMES INDEX

[begin graph]

Date            Third Millennium          The Moscow
                Russia Fund               Times Index

10/1/98           $10,000             $10,000
8/31/99           $14,170             $30,507
8/31/00           $26,970             $72,681

Past performance is not predictive of future performance.

[end graph]

-------------------------------------------------------------------------------
      Average Annual Total Return for Period Ended August 31, 2000
                1 Year              Since Inception
                90.33%                 67.63%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The Moscow Times Index is an unmanaged Index of the 50 most liquid and most highly capitalized Russian Stocks.

The Index performance in Russia and actual performance can vary widely because of illiquidity and the wide spreads in stock trading. The Moscow Times Index does not take this factor into consideration.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
-------------------------------------------------------------------------------

THIRD MILLENNIUM RUSSIA FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
AUGUST 31, 2000

   Number
     of                                                                 Market
   Shares    Security Description                                        Value
-----------  --------------------                                   ----------
             COMMON STOCK:                                  95.55%

             AIRLINES/TRANSPORATION:                         1.11%
   157,000   Aeroflot                                               $   31,949
                                                                    ----------
             BEVERAGES:                                      1.48%
     8,690   Sun Breweries GDR*                                         24,984
     8,690   Sun Interbrew Ltd GDR*                                     17,380
                                                                    ----------
                                                                        42,364
                                                                    ----------
             NATURAL RESOURCES:                              5.22%
    15,000   Norilsk Nickel                                            150,000
                                                                    ----------
             OIL:                                           30.74%
     3,570   Lukoil Oil Co Sponsored ADR                               232,050
     8,200   Oil Co. Lukoil Sp ADR F/PFD SHS                           194,750
    10,000   Surgutneftegaz Sponsored ADR*                             193,750
    20,000   Tatneft Sponsored ADR                                     262,000
                                                                    ----------
                                                                       882,550
                                                                    ----------
             STEEL:                                          6.35%
     8,000   Severstal                                                 182,400
                                                                    ----------
             RETAIL:                                         4.02%
     3,500   Gaz Auto Plant                                            115,500
                                                                    ----------
             TELECOMMUNICATIONS:                            26.57%
     2,700   Chelyabinsksvyazinform                                     76,950
     4,400   Golden Telecom Inc                                        135,300
   100,000   Irkutskelectrosvyaz                                        57,000
     4,800   Mobile Telesystems Sponsored ADR                          141,000
    17,000   Nizhnovsvyazinform Sponsored ADR*                          56,100
     5,000   Rostelecom Long Distance & International Telecom ADR*      71,875
     1,300   Samarasvyazinform                                          65,000
    20,000   Tyumentelecom Sponsored ADR*                               25,000
    37,000   Uralsvyasinform Sponsored ADR*                            134,680
                                                                    ----------
                                                                       762,905
                                                                    ----------
             UTILITIES:                                     20.06%
    23,520   AO Mosenergo Sponsored ADR                                105,840
    21,550   Irkutskenergo AO Sponsored ADR                             99,669
       100   Moscow Oblast Electosvy*                                   22,500
    19,990   RAO Unified Energy System ADR                             337,331
    10,000   Rostovenergo Sponsored ADR*                                10,500
                                                                    ----------
                                                                       575,840
                                                                    ----------
             TOTAL INVESTMENTS:
             (Cost: $1,743,501)**                           95.55%   2,743,508
             Other assets, net                               4.45%     127,884
                                                           ------   ----------
             NET ASSETS                                    100.00%  $2,871,392
                                                           ======   ==========
*    Non-income producing
** Cost for Federal income tax purpose is $1,743,501 and net unrealized appreciation consists of:


             Gross unrealized appreciation                   $1,090,158
             Gross unrealized depreciation                      (90,151)
                                                             ----------
             Net unrealized appreciation                     $1,000,007
                                                             ==========

ADR--Security represented is held by the custodian bank in the form of American Depositary Receipts. GDR--Security represented is held by the custodian bank in the form of Global Depositary Receipts.

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2000

ASSETS
   Investments at value (identified cost of $1,743,501)
    (Notes 1 & 3)                                                   $2,743,508
   Cash                                                                  1,190
                                                                    ----------
   Receivables:
      Dividends receivable                                 12,661
      Capital stock sold                                   31,009
      Due from investment advisor (Note 2)                 34,072
                                                       ----------
                                                                        77,742
   Deferred organization costs (Note 1)                                 56,054
   Other assets                                                          3,674
                                                                    ----------
          TOTAL ASSETS                                               2,882,168
                                                                    ----------
LIABILITIES
   Accrued expenses                                                     10,776
                                                                    ----------
          TOTAL LIABILITIES                                             10,776
                                                                    ----------
NET ASSETS                                                          $2,871,392
                                                                    ==========
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
    PER SHARE ($2,871,392 / 108,896 shares outstanding)             $    26.37
                                                                    ==========
   At August 31, 2000 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

      Paid in capital                                               $1,417,583
      Net accumulated realized gain on investments                     453,802
      Net unrealized appreciation of investments                     1,000,007
                                                                    ----------
      Net assets                                                    $2,871,392
                                                                    ==========

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31, 2000

 INVESTMENT INCOME
       Dividend                                         $11,069
       Interest                                           6,675
                                                        -------
         Total income                                               $   17,744
                                                                    ----------
EXPENSES
      Investment advisory fees (Note 2)                  39,287
      12b-1 fees (Note 2)                                 5,612
      Custodian and accounting fees                      59,563
      Legal and audit fees                               16,001
      Registration fees                                  14,408
      Organization expense amortization                  18,230
      Recordkeeping and administrative services (Note 2) 14,918
      Transfer agent fees (Note 2)                       10,222
      Shareholder servicing and reports (Note 2)         10,358
      Director fees                                       8,300
      Miscellaneous                                       1,740
                                                        -------
        Total expenses                                                 198,639

      Management fee waiver and expense reimbursements (Note 2)       (128,971)
      Custody credits (Note 3)                                          (7,962)
                                                                    ----------
      Expenses, net                                                     61,706
                                                                    ----------
      Net investment loss                                              (43,962)
                                                                    ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                    501,312
   Net increase in unrealized appreciation on investments              765,733
   Net gain on investments                                           1,267,045
                                                                    ----------
   Net increase in net assets resulting from operations             $1,223,083
                                                                    ==========

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF CHANGES IN NET ASSETS

                                             Year ended        Period ended
                                           August 31, 2000   August 31, 1999*
OPERATIONS                                 ---------------   ----------------
   Net investment loss                        $  943,962)      $  (14,827)
   Net realized gain on investments              501,312           43,564
   Unrealized appreciation of investments        765,733          234,274
                                              ----------       ----------
   Net increase in net assets resulting
    from operations                            1,223,083          263,011

DISTRIBUTION TO SHAREHOLDERS FROM
   Net realized gain from investment
    transactions ($0.33 and, $.-- per share,
    respectively)                                (32,285)              --

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from
    capital share transactions**                 367,991        1,049,592
                                              ----------       ----------
   Net increase in net assets                  1,558,789        1,312,603
   Net assets at beginning of period           1,312,603               --
                                              ----------       ----------
NET ASSETS  at the end of the period          $2,871,392       $1,312,603
                                              ==========       ==========

** A summary of capital share transactions follows:
                                  Year ended             Period ended
                                August 31, 2000        August 31, 1999*
                              -------------------    --------------------
                               Shares     Value       Shares      Value
Shares sold                    62,592  $1,374,188    101,353   $1,172,886
Shares reinvested from
  Dividends                     2,237      31,959        --            --
Shares redeemed               (48,560) (1,038,156)   (8,726)     (123,294)
                               ------  ----------    ------    ----------
Net increase                   16,269  $  367,991    92,627    $1,049,592
                               ======  ==========    ======    ==========

* Commencement of operation was October 1, 1998

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHTOUT EACH PERIOD


                                           Year ended       Period ended
                                         August 31, 2000   August 31, 1999*
                                         ---------------   ----------------
Per Share Operating Performance
Net asset value, beginning of period         $14.17           $10.00
                                             ------           ------
Income from investment operations-
   Net investment loss                        (0.40)           (0.16)
   Net realized and unrealized gain                             4.33
   Total from investment operations           12.53             4.17
                                             ------           ------
Less distributions-
   Distributions from net investment             --               --
   Distributions from realized gains          (0.33)              --
                                             ------           ------
   Total distributions                        (0.33)              --
                                             ------           ------
Net asset value, end of period               $26.37           $14.17
                                             ======           ======
Total Return                                  90.33%           41.70%
                                             ======           ======
Ratios/Supplemental Data
   Net assets, end of period (000's)         $2,871           $1,313
Ratio of expenses to average net assets
Ratio to average net assets (A)
   Expenses  (B)                               3.10%            2.75%**
   Expense ratio - net (C)                     2.75%            2.75%**
   Net investment loss                        (1.96%)          (2.08%)**
Portfolio turnover rate                       68.88%           14.43%


*    Commencement of operations was October 1, 1998
**  Annualized

(A) Management fee waiver reduced the expense ratio and increased net investment income ratio by 5.75% for the year ended August 31, 2000 and 13.18% for the period ended August 31, 1999.

(B) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers.

(C) Expense ratio - net reflects the effect of the management fee waivers and custodian fee credits the fund received.

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      The Third Millennium Russia Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in June, 1998 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. Initial outside investors purchased shares of the Fund on June 29, 1998. However, investment operations of the Fund did not commence until October 1, 1998. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

      The investment objective of the Fund is to seek to achieve capital appreciation by investing in a non-diversified portfolio consisting primarily of equity securities (which includes securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock).

A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Russian securities are also valued at the closing price on the principal exchange on which the security is traded, or at the last reported bid price in the over-the-counter market. The Fund reserves the right to value securities at fair market value when events occur prior to the close of the NYSE, and cause a change in value from the price determined as of the close of the Russian markets.

      Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures set, and determined to be fair, by the Board of Directors. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

      ADR's, EDR's and GDR's will be valued at the closing price of the instrument last determined prior to the valuation time unless TWF is aware of a material change in value. Items for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

      C. Security Transactions and Income. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

      D. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of fifty-six (56) months.

      E. Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences primarily result from different treatments of equalization and post-October capital losses.

      F. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS

      Pursuant to an Investment Advisory Agreement, the Advisor, Third Millennium Investment Advisors LLC ("TMIA") provides investment services for an annual fee of 1.75% of the first $125 million of average daily net assets; 1.50% on assets in excess of $125 million and not more than $250 million; and, 1.25% on assets over $250 million of average daily net assets of the Fund.

      The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous five years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of August 31, 2000 was $222,829.

      TMIA has contractually agreed to waive its fees and reimburse the fund for expenses in order to limit operating expenses to 2.75% of average net assets through September 30, 2001. For the year ended August 31, 2000, the Advisor waived fees of $39,287 and reimbursed expenses of $84,072.

      First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares.

      The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.25% of the Fund's average daily net assets. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activity. For the year ended August 31, 2000, the Distributor waived fees of $5,612.

      As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent,
$18,899 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

      Fund  Services,   Inc.  ("FSI")  is  the  Fund's  Transfer  and  Dividend
Disbursing Agent. FSI received $10,222 for its services for the year ended August 31, 2000.

      Certain officers and/or directors of the Fund are also officers and/or directors of CSS and FSI.

NOTE 3 - INVESTMENTS/CUSTODY

      The cost of purchases and proceeds from sales of securities other than short-term notes for the year ended August 31, 2000, were $1,693,931 and $1,360,736, respectively.

      The custodian has provided credits in the amount of $7,962 against custodian and accounting charges based on credits on cash balances of the Fund.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of TheWorld Funds, Incorporated Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the Third Millennium Russia Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 2000, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period October 1, 1998 (commencement of operations) through August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Third Millennium Russia Fund as of August 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period October 1, 1998 through August 31, 1999, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 22, 2000

Investment Adviser:

Third Millennium Investments Advisors LLC
1185 Avenue of the Americas
New York, New York  10036

Distributor:

First Dominion Capital Corp.
1500 Forest Avenue
Suite 223
Richmond, Virginia 23229

Independent Auditors:

Tait, Weller and Baker
Eight Penn Center Plaza
Suite 800
Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Third Millennium Russia Fund's Transfer Agent:

Fund Services, Inc.
Post Office Box 26305
Richmond, Virginia 23260
(800) 628-4077 Toll Free

More Information:

For 24 hour, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at
(800) 527-9525 Toll Free.

Annual Report to Shareholders

GenomicsFund.com
investing in life(tm)

A Series of
The World Funds, Inc.
a "Series" Investment Company

For the Period Ended
August 31, 2000

Dear Shareholder:

      Welcome, and thank you for the confidence you've shown in us by your investment in GenomicsFund.com (GENEX).

      GENEX had quite a roller coaster ride in its initial six months of operation. We commenced operations on March 1, 2000, just in time to see the genomics stocks tumble after a strong late winter run-up. The Fund declined 33.9% in the first month of operation. The June quarter (April- June) showed a sharp rebound, climbing 39.18%. Your Fund was ranked #1 in performance by both Lipper and Morningstar for that period. At our August 31st fiscal year end, GENEX shares stood at $10.54. Our roller coaster ride left us with a modest increase of 5.4% at fiscal year end. During the same period the NASDAQ Composite Average declined 10.4% while the S&P 500 Index advanced 11.1%.

      We're optimistic about the future of genomics in general, and in our individual genomics stocks. The pace of genomic discoveries is accelerating, and a multitude of genomic based pharmaceuticals and therapeutics are now proceeding through clinical trials. Investor interest in this field could heighten, as the general public becomes aware of the profound effect genomics will have on our lives, and on the lives of generations to come.

      As of August 31, 2000 the Fund was 92.5% invested in a portfolio of 22 genomic companies. Total assets of the Fund stood at $28,821,857. We had no investments outside the field. Most of our holdings have high levels of cash, little or no debt, substantial intellectual property, and are considered leaders in the genomics industry. We believe GENEX is quite strategically positioned to participate in this emerging market.

      In conclusion, we expect the roller coaster ride will continue. We'll have our ups and we'll certainly have our downs. Hopefully, at the end of the day, the ups will outweigh the downs, and be fully reflected in the value of your holdings. We are keenly aware of our responsibilities, and are working diligently to achieve that goal.

      Thank you again for investing in GenomicsFund.com, the World's first and (still the) only genomics mutual fund. You are truly a pioneer.


      Sincerely,


                Steven Newby, Chief Investment Officer


                Mebane Faber, Chief Technology Officer


P.S. We will be adding some neat features to our website in the weeks ahead. Please visit us often.

COMPARISION OF $10,000 INVESTMENT IN
GENOMICSFUND.COM VS. NASDAQ COMPOSITE INDEX

[begin graph]

Date       GenomicsFund.com         NASDAQ Composite
                                    Index

3/1/00          $10,000             $10,000
8/31/00         $10,540             $ 8,792

Past performance is not predictive of future performance.

[end graph]

     --------------------------------------------------------
           Total Return for Period Ended August 31, 2000

                     Since Inception
                          5.40%
     --------------------------------------------------------

-------------------------------------------------------------------------------
The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and SmallCap stocks.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
-------------------------------------------------------------------------------

GENOMICSFUND.COM
SCHEDULE OF PORTFOLIO INVESTMENTS
AUGUST 31, 2000

  Number
    of                                                            Market
  Shares        Security Description                              Value
 -------        --------------------                              --------
                COMMON STOCKS:                 92.46%

                PHARMAGENOMICS:                45.16%
     9,800      Abgenix, Inc.*                                 $   736,685
    30,000      Corixa Corporation*                              1,535,625
    16,500      Human Genome Sciences, Inc.*                     2,754,468
    13,000      Hyseq, Inc.*                                       545,187
    25,500      Medarex, Inc.*                                   2,817,750
    20,700      Millennium Pharmaceuticals, Inc.*                2,962,687
    13,500      Protein Design Labs, Inc.*                       1,026,000
    19,100      Tularik, Inc.*                                     637,463
                                                               -----------
                                                                13,015,865
                                                               -----------
                BIOINFORMATICS:                13.91%
    24,000      Celera Genomics Group*                           2,602,500
     9,000      CuraGen Corporation*                               399,375
    41,000      Gene Logic, Inc.*                                1,007,063
                                                               -----------
                                                                 4,008,938
                                                               -----------
                ANALYSIS TECHNOLOGIES:         27.31%
    15,500      Affymetrix Inc.*                                 1,224,500
    14,500      Aurora Biosciences*                                991,437
    36,500      Diversa Corporation*                             1,040,250
    13,300      Dyax Corporation*                                  465,500
    16,000      Exelixis, Inc.*                                    720,000
    30,500      Lexicon Genetics Inc.*                           1,014,125
    18,000      Maxygen Inc.*                                      967,500
     8,000      PE Corp PE Biosystems                              787,000
    13,800      Visible Genetics Inc.*                             660,675
                                                               -----------
                                                                 7,870,987
                                                               -----------
                DELIVERY TECHNOLOGIES:         6.08%
    37,000      Cell Genesys, Inc.*                              1,140,063
    34,600      Transgene ADR*                                     614,150
                                                               -----------
                                                                 1,754,213
                                                               -----------
                TOTAL INVESTMENTS:
                (Cost: $21,253,833)**                 92.46%   $26,650,003
                Other assets, net                      7.54%     2,171,854
                                                     ------    -----------
                NET ASSETS                           100.00%   $28,821,857
                                                     ======    ===========

*Non-income producing
**Cost for Federal income tax purpose is $21,253,833 and net unrealized appreciation consists of:


                Gross unrealized appreciation                  $ 6,036,856
                Gross unrealized depreciation                     (640,686)
                                                               -----------
                Net unrealized appreciation                    $ 5,396,170
                                                               ===========

ADR --- Security represented is held by the custodian bank in the form of American Depositary Receipts

See Notes to Financial Statements

GENOMICSFUND.COM
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2000

ASSETS
  Investments at value (identified cost of
   $21,253,833) (Notes 1 & 3)                                  $26,650,003
  Cash                                                             996,339

  Receivables:
        Dividends                             $      340
        Interest                                   7,500
        Capital stock sold                     1,964,208
                                              ----------
                                                                 1,972,048
  Other assets                                                      13,791
                                                               -----------
          TOTAL ASSETS                                          29,632,181
                                                               -----------
LIABILITIES
  Accrued 12b-1 fees                                                 4,069
  Accrued expenses                                                  14,693
  Securities purchased                                             791,562
                                                               -----------
        TOTAL LIABILITIES                                          810,324
                                                               -----------
NET ASSETS                                                     $28,821,857
                                                               ===========
     NET ASSET VALUE, OFFERING AND REDEMPTION
        PRICE PER SHARE ($28,821,857 / 2,734,324
        shares outstanding)                                         $10.54
                                                               ===========

     At August 31, 2000 there were 50,000,000 shares
      of $.01 par value stock authorized and components
      of net assets are:
     Paid in capital                                           $22,822,452
     Accumulated net realized gain                                 603,235
     Net unrealized appreciation of investments                  5,396,170
                                                               -----------
     Net Assets                                                $28,821,857
                                                               ===========

  See Notes to Financial Statements

GENOMICSFUND.COM
STATEMENT OF OPERATIONS

PERIOD ENDED AUGUST 31, 2000*


INVESTMENT INCOME
      Interest                                           $ 7,500
      Dividend                                               638
                                                         -------
        Total income                                               $     8,138
                                                                   -----------
EXPENSES
      Investment advisory fees                            52,715
      12b-1 fee (Note 2)                                  13,179
      Custody and accounting fees                         20,600
      Recordkeeping and administrative services (Note 2)  10,543
      Registration fees                                    9,265
      Transfer agent fees (Note 2)                        15,427
      Shareholder servicing and reports (Note 2)          10,105
      Organization expense                                30,028
      Miscellaneous                                       15,122
                                                         -------
        Total expenses                                                 176,984
      Management fee waiver and reimbursed expenses                    (76,825)
                                                                   -----------
        Net expenses                                                   100,159
                                                                   -----------
      Net investment loss                                              (92,021)
                                                                   -----------

REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS:
   Net realized gain on investments                                    695,256
   Net increase in unrealized appreciation                           5,396,170
                                                                   -----------
   Net gain on investments                                           6,091,426
                                                                   -----------
   Net increase in net assets resulting from operations             $5,999,405
                                                                   ===========

* Commencement of operation was March 1, 2000.

See Notes to Financial Statements

GENOMICSFUND.COM
STATEMENT OF CHANGES IN NET ASSETS

                                                              Period ended
                                                             August 31, 2000*
                                                           --------------------
OPERATIONS
   Net investment loss                                             $   (92,021)
   Net realized gain on investments                                    695,256
   Change in unrealized appreciation  of investments                 5,396,170
                                                                   -----------
   Net increase in net assets resulting from operations              5,999,405

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from capital share
      transactions**                                                22,822,452
                                                                   -----------
   Net increase in net assets                                       28,821,857
   Net assets at beginning of period                                        --
                                                                   -----------
NET ASSETS at the end of the period                                $28,821,857
                                                                   ===========

* Commencement of operation was March 1, 2000.

** A summary of capital share transactions follows:

                            Period ended
                          August 31, 2000*
                      ------------------------
                        Shares        Value
                      ----------   -----------
Shares sold           2,902,261    $24,336,092
Shares redeemed        (167,937)    (1,513,640)
                      ---------    -----------
Net increase          2,734,324    $22,822,452
                      =========    ===========

See Notes to Financial Statements

GENOMICSFUND.COM
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                          Period ended
                                                        August 31, 2000*
                                                        ----------------
Per Share Operating Performance
Net asset value, beginning of period                         $ 10.00
Income from investment operations-
   Net investment loss                                         (0.03)
   Net realized and unrealized gain on investments              0.57
                                                             -------
   Total from investment operations                             0.54
                                                             -------
Net asset value, end of period                               $ 10.54
                                                             =======
Total Return                                                    5.40%
                                                             =======
Ratios/Supplemental Data
   Net assets, end of period                                 $28,822
Ratio to average net assets (A)
   Expenses  (B)                                                1.89%**
   Expense ratio - net (C)                                      1.89%**
   Net investment loss                                         (1.73%)**
Portfolio turnover rate                                        85.25%


* Commencement of operation was March 1, 2000.
** Annualized


(A) Management fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 1.44% for the for the period ended August 31, 2000.

(B) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers and reimbursements.

(C) Expense ratio - net reflects the effect of the management fee waivers and reimbursements and custodian fee credits the Fund received.


See Notes to Financial Statements

GENOMICSFUND.COM
NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

      The GenomicsFund.com (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in March, 2000 as a series of TWF which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

      The objective of the Fund is to seek to achieve capital appreciation by investing in a non-diversified portfolio consisting primarily of equity securities of companies principally engaged in genomics or genomics-related businesses.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market.

           B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions and Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

      D. Distribution to Shareholders. Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing reatments for net operating losses and post-October capital.

      E. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      F. Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed and expensed by the Fund.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

      Pursuant to an Investment Advisory Agreement, the Advisor, xGENx, LLC provides investment services for an annual fee of 1.00% on the first $250 million average daily net assets of the Fund; 0.875% on average daily net assets of the Fund in excess of $250 million and not more than $500 million; and, 0.75% on average daily net assets of the Fund over $500 million. Pursuant to the agreement, the Advisor has agreed to waive or limit its fees and to assume other expenses for the first three years of operations so that the total annual operating expenses for the Fund are limited to 1.90%. For the period ended August 31, 2000, the Advisor waived fees of $52,715 and reimbursed expenses of $15,000.

      The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous five years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of August 31, 2000 was $67,715.

      The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% per annum on the Fund's average net assets. For the period ended August 31, 2000, there were $13,179 of distribution expenses incurred by the Fund of which $9,110 were waived.

      As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent,
$19,569 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives an annual fee of 0.20% on the first $250 million average daily net assets of the Fund; 0.175% on average daily net assets in excess of $250 million and not more than $500 million; 0.15% on average daily net assets in excess of $500 million and not more than $1 billion; and 0.10% on average daily net assets over $1 billion, with a minimum fee of $15,000.

      Fund  Services,   Inc.  ("FSI")  is  the  Fund's  Transfer  and  Dividend
Disbursing Agent. FSI received $15,427 for its services for the period ended August 31, 2000.

      Certain officers and/or directors of the Fund are also officers and/or directors of xGENx, LLC, CSS, and FSI.

NOTE 3-INVESTMENTS

      The cost of purchases and the proceeds from sales of securities other than short-term notes aggregated $30,679,402 and $10,120,825, respectively.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Incorporated Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the GenomicsFund.com, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 2000, and the related statement of operations, changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GenomicsFund.com as of August 31, 2000, the results of its operations, changes in its net assets and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 22, 2000

Investment Adviser:

  xGENx, LLC
    555 Quince Orchard Road
    Suite 610
    Gaithersburg, Maryland 20878

Distributor:

  First Dominion Capital Corp.
    1500 Forest Avenue
    Suite 223
    Richmond, Virginia  23229

Independent Auditors:

  Tait, Weller and Baker
    Eight Penn Center Plaza
    Suite 800
    Philadelphia, Pennsylvania 191-3

Transfer Agent:

For Account information, wire purchase or redemptions, call or write to the GenomicsFund.com Transfer Agent:

  Fund Services, Inc.
    Post Office Box 26305
    Richmond, Virginia  23260
    (800) 628-4077 Toll Free

More Information:

  For 24 hour, 7 days a week price information, and for information on any series of the World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800)527-9525 Toll Free.


877.433.GENE

GLOBAL eFUND
A series of "The World Funds, Inc."

Annual Report to Shareholders

For the Period Ended
August 31, 2000

Dear Shareholder:

For the fiscal year ended August 31st, 2000, the Net Asset Value of the Global e-Fund declined by 14.18% since its May 4th inception. By comparison, over the same period the Bloomberg European Internet Index lost 14%, the Bloomberg Asia Pacific Internet Index declined 31.31% and The Goldman Sachs Latin America Internet Index declined 43%.

Over the past few months we have seen volatility in both the domestic and international technology and Internet sectors. Throughout this period we have kept a fairly large cash position (currently 9.04%) making relatively small purchases to take advantage of short-term trends. The strategy and objective of the fund remains, investing in foreign companies that we feel will benefit from Internet growth outside the United States. With representation in over 20 countries across the globe, we feel that we are well positioned for the future. The majority of the fund's investments are located in the developed markets of Europe, Canada and Japan. We have also made smaller allocations to the higher growth markets of China, India, Latin America and the Middle East.

We are keeping with our low turnover/tax efficient strategy, as we believe the majority of the companies in the fund are quality, long-term investments. Additionally, no one holding represents more than 5% of the fund, keeping with our diversification strategy.

Sincerely,

Michael Ward, CFA
Portfolio Manager
The Global e-Fund

COMPARISON OF $10,000 INVESTMENT IN
GLOBAL e-FUND VS. THE INTERNATIONAL ASSETS NET INDEX AND
THE NASDAQ COMPOSITE INDEX

[begin graph]

                             THE INTERNATIONAL         THE NASDAQ
Date       GLOBAL e-FUND     ASSETS NET INDEX          COMPOSITE INDEX

5/4/00        $10,000           $10,000                 $10,000
8/31/00       $ 8,110           $ 7,396                 $11,307

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charge.

[end graph]

-------------------------------------------------------------
           Total Return for Period Ended August 31, 2000
                     Since Inception
                        -18.90%
-------------------------------------------------------------

-------------------------------------------------------------------------------
The International Assets Net Index was created to describe the progress of the Internet evolution outside the United States. The Index measures the average performance of 40 Internet companies headquartered outside of the United States with a minimum market capitalization of $500 million. Included in the Index are telecommunication companies, as well as companies that Integrate physical equipment and develop software and design web pages.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and SmallCap stocks.

(The comparative Index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's Performance.)
-------------------------------------------------------------------------------

                                  GLOBAL e-FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 AUGUST 31, 2000

  Number
    of                                                               Market
  Shares        Security Description                                 Value
----------- ------------------------------------------------------ ------------
             COMMON STOCKS:                              90.96%

             ARGENTINA:                                   3.32%
    10,000   El Sitio, Inc. (Internet)*                             $    41,250
    25,000   Impsat Corporation (Networking)*                           387,500
                                                                    -----------
                                                                        428,750
                                                                    -----------
             Australia:                                   1.12%
   100,000   Ecorp(Internet)*                                           144,882
                                                                    -----------
             Brazil:                                      1.25%
     7,400   Embratel Participacoes Sponsored ADR(Telecommunications)   161,875
                                                                    -----------
             Canada:                                      8.51%
     3,800   724 Solutions Incorporated (Internet)*                     176,937
     6,000   BCE Emergis, Inc. (Software)*                              366,835
     6,800   Nortel Networks Corporation (Networking)                   554,625
                                                                    -----------
                                                                      1,098,397
                                                                    -----------
             China:                                       1.62%
     5,900   China.Com Corp CL "A"(Internet)*                           103,987
     4,900   Sina.Com (Internet)*                                       105,350
                                                                    -----------
                                                                        209,337
                                                                    -----------
             Egypt:                                       0.20%
     1,000   Egyptian Mobile Phone (Mobile)*                             25,633
                                                                    -----------
             Finland:                                     2.67%
     3,000   Nokia ADR (Telecommunications)                             134,812
     6,200   Sonera Corp Sponsored ADR (Networking)                     209,637
                                                                    -----------
                                                                        344,449
                                                                    -----------
             France:                                      4.92%
    13,900   Integra (Internet)*                                        226,949
     5,000   Vivendi SA (Media)                                         408,181
                                                                    -----------
                                                                        635,130
                                                                    -----------
             Germany:                                    10.35%
     1,600   Adva AG Optical Network (Networking)*                      191,668
     5,000   Brokat Infosystems AG (Software)*                          530,192
     5,000   Intershop Communications (Internet)*                       454,767
     6,000   T Online International (Internet)*                         160,255
                                                                    -----------
                                                                      1,336,882
                                                                    -----------
             Great Britain:                              12.72%
     2,400   Autonomy Corporation PLC (Internet)*                       120,840
    60,000   Energis PLC (Telecommunications)*                          547,419
     8,000   Logica PLC (Software)                                      250,066
    23,000   Marconi Electronics Systems (Telecommunications)           407,678
     6,400   Psion PLC (Software)                                        81,692
    20,000   Scoot.Com PLC (Internet)*                                   36,915
    20,000   Telewest Communications PLC (Telecommunications)*           49,897
     3,600   Vodafone Group PLC ADR (Mobile)                            147,375
                                                                    -----------
                                                                      1,641,882
                                                                    -----------
             Hong Kong:                                   3.54%
     9,000   Asia Satellite Telecom ADR (Satellite)                     271,125
   100,000   Pacific Century Cyberworks (Internet)*                     185,917
                                                                    -----------
                                                                        457,042
                                                                    -----------
             India:                                       2.47%
     1,650   Infosys Technologies Sponsored ADR (Software)              257,426
     4,000   Satyam Infoway Ltd. (Internet)*                             61,000
                                                                    -----------
                                                                        318,426
                                                                    -----------
             Israel:                                      6.51%
     2,000   Audiocodes Ltd. (Telecommunications)*                      224,750
     5,000   Breezecom Limited (Telecommunications)*                    216,563
     1,070   Check Point Software Techs (Software)*                     156,019
    16,000   Orckit Communications Ltd. (Telecommunications)*           158,000
    11,000   Tioga Technologies Ltd. (Electronics/Equipment)*            85,938
                                                                    -----------
                                                                        841,270
                                                                    -----------
             Ireland:                                     1.78%
    14,000   Eircom PLC Euro Sponsored ADR (Telecommunications)         121,625
     4,000   Trintech Group PLC ADR (Software)*                         108,000
                                                                    -----------
                                                                        229,625
                                                                    -----------
             Japan:                                       6.06%
    10,000   NEC Corp. (Electronics/Equipment)                          285,969
     2,000   NTT Docomo Inc. Sponsored ADR (Mobile)                     272,000
     1,700   Softbank Corp. (Internet)                                  224,584
                                                                    -----------
                                                                        782,553
                                                                    -----------
             Korea:                                       1.98%
     5,000   Korea Elect Power Sponsored ADR/RP1/2 (Utilities)           84,375
     2,100   Korea Thrunet Company Ltd. "A" (Internet)*                  17,718
     6,000   SK Telecom Ltd. Sponsored ADR (Mobile)                     153,750
                                                                    -----------
                                                                        255,843
                                                                    -----------
             Mexico:                                      1.50%
     3,000   Grupo Telavisa GDR Rep 144A (Media)*                       194,250
                                                                    -----------
             Netherlands:                                 7.89%
    10,000   Equant N V Registered Shares (Networking)*                 384,375
     6,900   KPNQWEST NV (Telecommunications)*                          228,994
     4,500   StMicroelectronics NV NY SHS (Electronics/Equipment)       277,594
     5,300   United Pan Europe Com Sponsored ADR (Telecommunications)*  127,200
                                                                    -----------
                                                                      1,018,163
                                                                    -----------
             Philippines:                                 0.72%
     5,500   Philippine Long Dist Tel Sponsored ADR (Telecommunications) 92,812
                                                                    -----------
             Singapore:                                   2.90%
    41,600   Datacraft Asia Ltd. (Networking)*                          349,440
     1,700   Pacific Internet Ltd. (Internet)*                           24,862
                                                                    -----------
                                                                        374,302
                                                                    -----------
             Spain:                                       1.79%
     5,750   Terra Networks SA Sponsored ADR (Internet)*                230,719
                                                                    -----------
             Sweden:                                      7.14%
    17,200   Ericsson LM Tel Co ADR "B" (Telecommunications)            352,600
    23,500   Icon Medilab Int AB (Internet)*                            447,761
    10,000   Switchcore AB (Networking)                                 121,203
                                                                    -----------
                                                                        921,564
                                                                    -----------

             Total Investments:
             (Cost:  $13,075,252) **                     90.96%     $11,743,786
             Other assets, net                            9.04%       1,167,787
                                                        ------      -----------
             Net Assets                                 100.00%     $12,911,573
                                                        ======      ===========

*  Non-income producing
** Cost for Federal income tax purposes is $13,075,252 and net unrealized depreciation consists of:

             Gross unrealized appreciation                $  702,883
             Gross unrealized depreciation                (2,034,349)
                                                          ----------
             Net unrealized depreciation                 ($1,331,466)
                                                          ==========

ADR--Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements

GLOBAL e-FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
AUGUST 31, 2000

Electronics/Equipment                        5.03%
Internet                                    21.41%
Media                                        4.67%
Mobile                                       4.64%
Networking                                  17.03%
Satellite                                    2.10%
Software                                    13.56%
Telecommunications                          21.87%
Utilities                                    0.65%
                                           ------
                                            90.96%
Other assets, net                            9.04%
                                           ------
Net Assets                                 100.00%
                                           ======

GLOBAL e-FUND
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2000

ASSETS
Investments at value (identified cost of $13,075,252) (Notes 1 & 3) $11,743,786
Cash                                                                  1,090,725

Receivables:
  Dividends                                      $  1,727
  Capital stock sold                              104,918
  Investments sold                                110,921
                                                 --------
                                                                        217,566
Other assets                                                             11,167
                                                                    -----------
  TOTAL ASSETS                                                       13,063,244
                                                                    -----------
LIABILITIES

Payables:
  Investments purchased                            90,825
  Capital stock redeemed                              869
  Investment management fees                       36,171
  12b-1 fees                                       18,095
                                                 --------
                                                                        145,960
Accrued expenses                                                          5,711
                                                                    -----------
  TOTAL LIABILITIES                                                     151,671
                                                                    -----------
NET ASSETS                                                          $12,911,573
                                                                    ===========
   NET ASSET VALUE AND REDEMPTION
      PRICE PER SHARE ($12,911,573/1,591,150 shares outstanding)    $      8.11
                                                                    ===========
   MAXIMUM OFFERING PRICE PER SHARE ($8.11 x 100/94.50)             $      8.58
                                                                    ===========

   At August 31, 2000 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
   Paid in capital                                                  $14,355,840
   Accumulated net realized loss on investment and foreign currency    (112,346)
   Net unrealized loss on investments and foreign currency
    transacttions                                                    (1,331,921)
                                                                    -----------
   Net Assets                                                       $12,911,573
                                                                    ===========

See Notes to Financial Statements

GLOBAL e-FUND
STATEMENT OF OPERATIONS

PERIOD ENDED AUGUST 31, 2000*



INVESTMENT INCOME
      Dividend (net of foreign tax withheld of $66)                 $     3,582

EXPENSES
      Investment advisory fees (Note 2)                  $45,238
      12b-1 fee (Note 2)                                  18,095
      Transfer agent fees (Note 2)                         4,890
      Recordkeeping and administrative services (Note 2)   7,238
      Custodian and accounting fees                        9,796
      Organization expense                                41,099
      Shareholder servicing and reports (Note 2)           1,065
      Registration fees                                    9,101
      Miscellaneous                                        8,797
                                                         -------
        Total expenses                                                  145,319
      Management fee waiver (Note 2)                                     (9,067)
      Custody credits (Note 3)                                           (8,986)
                                                                      ---------
        Net expenses                                                    127,266
                                                                      ---------
      Net investment loss                                              (123,684)
                                                                      ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
   FOREIGN CURRENCIES
   Net realized loss on investments                                     (94,554)
   Net realized loss on foreign currency conversions                    (17,792)
   Change in unrealized loss on investments and foreign currencies   (1,331,921)
                                                                      ---------
   Net loss on investments                                           (1,444,267)
                                                                      ---------
   Net decrease in net assets resulting from operations             ($1,567,951)
                                                                     ==========

* Commencement of operations May 4, 2000.

See Notes to Financial Statements

GLOBAL e-FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                 Period ended
                                                                August 31, 2000*
                                                                ----------------

OPERATIONS
   Net investment loss                                              $  (123,684)
   Net unrealized loss of investments and currencies                 (1,331,921)
   Net realized loss on investments and foreign currency transactions  (112,346)
                                                                     ----------
   Net decrease in net assets resulting from operations              (1,567,951)

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from capital
    share transactions**                                             14,479,524
   Net increase in net assets                                        12,911,573
   Net assets at beginning of period                                         --
                                                                    -----------
NET ASSETS at end of period                                         $12,911,573
                                                                    ===========

* Commencement of operations May 4, 2000.
** A summary of capital share transactions follows:


                                  Period ended
                                August 31, 2000*
                           ----------------------------
                             Shares          Value
                           ----------    -----------
Shares sold                1,642,578     $14,881,043
Shares redeemed              (51,428)       (401,519)
                           ---------     -----------
Net increase               1,591,150     $14,479,524
                           =========     ===========

See Notes to Financial Statements

GLOBAL e-FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                 Period ended
                                               August 31, 2000*
                                               ----------------
Per Share Operating Performance
Net asset value, beginning of period                $   9.45
Income from investment operations-
   Net investment loss                                 (0.08)
   Net realized and unrealized loss                    (1.26)
                                                    --------
Total from investment operations                       (1.34)
                                                    --------
Net asset value, end of period                      $   8.11
                                                    ========
Total Return                                          (14.18%)
                                                    ========
Ratios/Supplemental Data
   Net assets, end of period (000's)                 $12,912
Ratio to average net assets (A)
   Expenses  (B)                                        3.73%**
   Expense ratio - net (C)                              3.49%**
   Net investment loss                                 (3.39%)**
Portfolio turnover rate                                 6.23%


* Commencement of operations May 4, 2000.
** Annualized


(A) Management fee waiver reduced the expense ratio and increased net investment income ratio by 0.25% for the for the period ended August 31, 2000.

(B) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers.

(C) Expense ratio - net reflects the effect of the management fee waivers and custodian fee credits the fund received.

See Notes to Financial Statements

GLOBAL e-FUND
NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

      The Global e-Fund (the"Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in May, 2000 as a series of TWF which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

      The objective of the Fund is to achieve capital appreciation by investing in a non-diversified portfolio consisting of equity securities, securities convertible into common stock and warrants of companies principally engaged in Internet and Internet-related businesses.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S.
dollars at the current exchange rate.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

      D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

      E. Distribution to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

      F. Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed and expensed by the Fund.

      G. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

      Pursuant to an Investment Advisory Agreement, the Advisor, Global Assets Advisors, Inc.("GAA") provides investment services for an annual fee of 1.25% on the first $500 million of average daily net assets; 1.00% on average daily net assets in excess of $500 million and not more than $1 billion; and 0.75% on average daily net assets of the Fund over $1 billion. Pursuant to the agreement, the Advisor has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the total annual operating expenses for the Fund are limited to 3.49%. For the period ended August 31, 2000, the Advisor waived fees of $9,067.
      The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions and payments made with respect to the Fund. The total amount of recoverable reimbursements as of August 31, 2000 was $9,067.

      The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund . The Fund may incur such distribution expenses at the rate of .50% per annum on the Fund's average net assets. For the period ended August 31, 2000, there were $18,095 of distribution expenses incurred by the fund.

      As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $8,054 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

      Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $4,890 for its services for the period ending August 31, 2000.

      Certain officers and/or directors of the Fund are also officers and/or directors of GAA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY

      Purchases and sales of securities other than short-term notes aggregated $13,806,469 and $642,601, respectively.

      The custodian has provided credits in the amount of $8,986 against custodian and accounting charges based on credits on cash balances of the Fund.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Incorporated Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the Global e-Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 2000, and the related statement of operations, changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global e-Fund as of August 31, 2000, the results of its operations, changes in its net assets and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 22, 2000

Investment Advisor:

      Global Assets Advisors, Inc
           250 Park Avenue South
           Suite 200
           Winter Park, Florida 32789

Distributor:

      International Assets Advisory Corp.
           250 Park Avenue South
           Suite 200
           Winter Park, Florida 32789

Independent Auditors:

      Tait, Weller and Baker
           Eight Penn Center Plaza
           Suite 800
           Philadelphia, Pennsylvania  19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to the Global e-Fund's Transfer Agent:

      Fund Services, Inc.
           Post Office Box 26305
           Richmond, Virginia 23260
           (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free.

Monument
EuroNet Fund

Annual Report to Shareholders

For the Period Ended
August 31, 2000

                          VERNES ASSET MANAGEMENT, LLC


Dear Shareholder:

Our great thanks for your investment in the Monument EuroNet Fund this past year. As you know, we launched the Fund on July 1, 2000 with great expectation of what the emergence of the European Internet sector may offer our U.S. investors. To date, we have not been disappointed. As you know, with only two months investing, we had already captured a 3.72% return to close our first fiscal year. These gains came even given that we prudently positioned our investments slowly, thus preventing us from being fully invested until nearly the end of this time period.

We continue to be very excited about the investment opportunities afforded us in Europe. As many of you know, the Internet sector in both the U.S. and Europe has made a severe reversal since the early part of this year. This means that assets in this sector are available at very reasonable values, thus offering the investor excellent current buying opportunities. In addition, the value of the Euro, the new European currency at which the majority of our investments are priced, has reduced significantly against the U.S. Dollar. From its high of 1.22 Dollars to the Euro, the Euro has fallen sharply and is currently trading at prices below 90 cents. This means that our U.S. investor's Dollar investment can go much further now allowing them to buy cheaper assets with a stronger Dollar. This combination presents an excellent buying opportunity for all U.S. investors.

The longer term-prospect for our Fund continues to be strong. Quite a bit of activity has taken place in the European Internet sector since we launched our fund. M-Commerce, or Mobile-Commerce has taken significant strides recently with significant capital invested in this area combined with some very exciting new technological developments. Several landmark alliances and mergers have taken place between U.S. and European companies, as well as numerous leading U.S. Internet companies expanding directly into Europe. Similarly, some major
European Internet companies have taken significant strides expanding their business into the U.S. as well as globally. Clearly, the level of recent activity points to a burgeoning European Internet market in the future.

We are honored that you have allowed us to assist you in seeking real capital appreciation for your investment portfolio. Our team in Paris and in the U.S. continues to work diligently to identify excellent investment opportunities for you and our Fund. We will continue to work on your behalf to best serve your investment goals and aspirations.

Again, our thanks for your faith and trust in our investment products.

Our best,


Brian W. Clarke
President

MONUMENT EURONET FUND
CLASS A SHARES

[begin graph]

Date       Monument            Bloomberg European
           EuroNet Fund        Internet Index

7/3/00       $10,000             $10,000
8/31/00      $ 9,775             $11,177


Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

[end graph]

---------------------------------------------
Total Return for Period Ended August 31, 2000
                Since Inception
                   -2.25%
---------------------------------------------

-------------------------------------------------------------------------------
The Bloomberg European Internet Index is a capitalization-weighted index. The index is comprised of European Internet companies with a minimum market capitalization of 100 million Euro.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
-------------------------------------------------------------------------------

MONUMENT EURONET FUND
CLASS B SHARES

[begin graph]

Date       Monument            Bloomberg European
           EuroNet Fund        Internet Index

7/6/00       $10,000             $10,000
8/31/00      $ 9,903             $11,501


Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges assuming all redemptions at the end of the period.

[end graph]

---------------------------------------------
Total Return for Period Ended August 31, 2000
                Since Inception
                   -0.97%
---------------------------------------------

-------------------------------------------------------------------------------
The Bloomberg European Internet Index is a capitalization-weighted index. The index is comprised of European Internet companies with a minimum market capitalization of 100 million Euro.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
-------------------------------------------------------------------------------

MONUMENT EURONET FUND
CLASS C SHARES

[begin graph]

Date       Monument            Bloomberg European
           EuroNet Fund        Internet Index

7/6/00       $10,000             $10,000
8/31/00      $10,157             $11,501


Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges, including deferred sales charges assuming all redemptions at the end of the period.

[end graph]

---------------------------------------------
Total Return for Period Ended August 31, 2000
                Since Inception
                    1.57%
---------------------------------------------

-------------------------------------------------------------------------------
The Bloomberg European Internet Index is a capitalization-weighted index. The index is comprised of European Internet companies with a minimum market capitalization of 100 million Euro.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
-------------------------------------------------------------------------------

MONUMENT EURONET FUND
              SCHEDULE OF PORTFOLIO INVESTMENTS
                       August 31, 2000

Number of                                                         Market
 Shares              Security Description                          Value

           Common Stock:                               66.61%

           Belgium:                                     0.99%
   4,000   Lernout & Hauspie* (Application Service Provider)  $       116,750
                                                              ---------------

           Denmark:                                     1.53%
  25,000   Euro909.com Sponsored ADR*                                 179,298
           (Services/Domain naming/Applications)              ---------------

           Finland:                                     4.35%
  22,000   F-Secure LTD* (Computer Data Security)                     158,126
   3,500   Nokia AB OYJ (Infrastructure)                              153,330
   6,000   Sonera OYJ (Infrastructure)                                200,186
                                                              ---------------
                                                                      511,642
                                                              ---------------

           France:                                     20.02%
   4,652   Aubay* (Services/Domain naming/Applications)               125,283
   4,000   Consodata SA* (Services/Domain naming/Applications)        188,118
   3,000   Europstat* (Web Design & Consulting)                        99,028
   3,200   FI Systems* (Web Design & Consulting)                      191,668
   1,989   GL Trade SA (E-Commerce)                                    96,189
   4,000   Groupe Ares (Services/Domain naming/Applications)          187,408
   7,000   IB Group.com* (Services/Domain naming/Applications)        149,013
  11,000   Infosources* (Internet Service Provider)                   158,126
   4,000   NetGem SA* (Services/Domain naming/Applications)           178,535
   5,000   NetValue* (Services/Domain naming/Applications)            103,776
   3,000   Team Partners Group* (Services/Domain naming/Applications) 159,457
   2,000   Thomson Multimedia* (Infrastructure)                       121,389
   8,000   Valtech* (Web Design & Consulting)                         169,661
   2,500   Vivendi SA (Services/Domain naming/Applications)           204,091
  12,000   Wanadoo* (Internet Service Provider)                       220,950
                                                              ---------------
                                                                    2,352,692
                                                              ---------------

           Germany:                                     8.82%
   2,000   Articon Integralis AG* (Computer Data Security)            169,484
   2,000   Brokat Infosystems AG* (Application Service Provider)      212,077
   2,500   Infineon Technologies AG* (Infrastructure)                 166,090
   1,750   Intershop Communications* (Application Service Provider)   159,168
   1,200   Pandatel AG* (Infrastructure)                              142,654
   7,000   Trintech Group PLC ADR* (Application Service Providider)   186,965
                                                              ---------------
                                                                    1,036,438
                                                              ---------------

           Great Britain:                               9.82%
  32,000   Baltimore Technologies PLC* (Computer Data Security)       411,710
  13,000   Cable & Wireless (Infrastructure)                          240,043
  10,000   Kewill Systems PLC* (Application Service Provider)         154,188
  40,000   Parthus Technologies PLC* (Application Service Provider)   186,244
  40,000   Vodafone Group PLC (Infrastructure)                        161,441
                                                              ---------------
                                                                    1,153,626
                                                              ---------------

           Italy:                                       1.22%
   3,500   Tiscali SPA* (Internet Service Provider)                   143,019
                                                              ---------------

           Netherlands:                                 1.42%
   5,000   KPNQwest NV Series C* (Infrastructure)                     167,265
                                                              ---------------

           Portugal:                                    106%
  12,000   Portugal Telecom SA (Infrastructure)                       124,797
                                                              ---------------

           Spain:                                       3.14%
  13,000   Amadeus Global Travel (E-Commerce)                         132,659
   5,000   Terra Networks* (Internet Service Provider)                235,148
   5,000   Terra Networks SA RP EXP 9/12/00*
            (Internet Service Provider)                                   665
                                                              ---------------
                                                                      368,472
                                                              ---------------

           Sweden:                                      3.92%
   8,000   Ericsson (LM) Tele Series B Free (Infrastructure)          161,321
  14,000   Framtidsfabriken AB* (Web Design/Consulting)               156,346
  20,000   Telia AB* (Internet Service Provider)                      142,902
                                                              ---------------
                                                                      460,569
                                                              ---------------

           United States:                              10.32%
   5,400   Agile Software Corporation* (Business to Business)         374,962
   4,000   America Online Inc. Del* (Internet Service Provider)       234,500
  11,500   Broadvision Inc* (Business to Business)                    396,750
   3,000   Cisco Systems Inc.* (Infrastructure)                       205,875
                                                              ---------------
                                                                    1,212,087
                                                              ---------------

           Total Investments:
           (Cost:  $7,460,291) **                      66.61% $     7,826,655
           Other assets, net                           33.39%       3,923,669
                                                   ---------- ---------------
           Net Assets                                 100.00% $    11,750,324
                                                   ========== ===============

*  Non-income producing
** Cost for Federal income tax purposes is $7,460,291 and net unrealized appreciation consists of:

           Gross unrealized appreciation                             $735,573
           Gross unrealized depreciation                             (369,209)
                                                              ---------------
           Net unrealized appreciation                               $366,364
                                                              ===============

ADR--Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements

Monument EuroNet Fund
August 31, 2000
INDUSTRY PERCENTAGE BASED ON NET ASSETS


Applications Service Provider           8.64%
Business to Business                    6.57%
Computer Data Security                  6.29%
E-Commerce                              1.95%
Infrastructure                         15.70%
Internet Service Provider               9.66%
Services/Domain naming/Application     12.55%
Web Design & Consulting                 5.25%
                                      ------
                                       66.61%
Other assets, net                      33.39%
                                      ------
Net assets                            100.00%
                                      ======

MONUMENT EURONET FUND
Statement of Assets and Liabilities

August 31, 2000


ASSETS
 Investments at value (identified cost of $7,460,291) (Notes 1 & 3) $ 7,826,655
 Cash                                                                 4,696,651
 Receivables:
     Capital stock sold                            $ 235,773
     Investments sold                                510,416
     Due from investment advisor (Note 2)             36,081
                                                   ---------
                                                                        782,270
 Other assets                                                            28,068
                                                                    -----------
 TOTAL ASSETS                                                        13,333,644
                                                                    -----------


LIABILITIES
 Payables:
    Investments purchased                         1,512,942
    Capital stock redeemed                           45,521
    Investment management fees                        7,015
    12b-1 fees                                        5,044
                                                  ---------
                                                                      1,570,522
 Accrued expenses                                                        12,798
                                                                    -----------
 TOTAL LIABILITIES                                                    1,583,320
                                                                    -----------
 NET ASSETS                                                         $11,750,324
                                                                    ===========

Class A Shares
     Net assets (1,065,454 shares outstanding)                      $10,405,604
                                                                    ===========
Net Asset Value and Redemption Price per class A share
 ($10,405,604 / 1,065,454 shares outstanding)                       $      9.77
                                                                    ===========
Maximum Offering Price Per Share ($9.77 X 100 / 94.25)              $     10.37
                                                                    ===========

Class B Shares
     Net assets (118,285 shares outstanding)                        $ 1,158,845
                                                                    ===========
Net Asset Value and Offering Price per class B share
 ($1,158,845 / 118,285 shares outstanding)                          $      9.80
                                                                    ===========
Redemption Price Per Share ($9.80 X 0.95)                           $      9.31
                                                                    ===========

Class C Shares
     Net assets (19,046 shares outstanding)                         $   185,875
                                                                    ===========
Net Asset Value and Redemption* Price per class C share
 ($185,875 / 19,046 shares outstanding)                             $      9.76
                                                                    ===========
Maximum Offering Price Per Share ($9.76 X 100 / 99)                 $      9.86
                                                                    ===========
* A contingent deferred sales charge of 1% is imposed on shares redeemed within one year.

At August 31, 2000, there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:

 Paid in capital                                                    $11,253,627
 Accumulated net realized gain on investment and
  foreign currency transaction                                          124,680
 Net unrealized gain on investments and foreign
  currency transactions                                                 372,017
                                                                    -----------
 Net Assets                                                         $11,750,324
                                                                    ===========

See Notes to Financial Statements

Monument EuroNet Fund
Statement of Operations

For the period ended August 31, 2000*


INVESTMENT INCOME                                                   $        --
                                                                    -----------
EXPENSES
 Investment management fees (Note 2)                   $21,995
 12b-1 fee - Class A (Note 2)                            6,796
 12b-1 fee - Class B (Note 2)                              865
 12b-1 fee - Class C (Note 2)                              207
 Recordkeeping and administrative services (Note 2)      2,933
 Custodian and accounting fees (Note 3)                 11,452
 Shareholder servicing and reports (Note 2)                112
 Transfer agent fees                                    10,000
 Organization expense                                   23,408
 Filing and registration fees (Note 2)                   9,566
 Other                                                  12,379
                                                       -------
 Total expenses                                                          99,713
 Less expense reimbursements (Note 2)                                   (36,081)
 Less custodian credits (Note 3)                                        (11,452)
                                                                    -----------
 Expenses, net                                                           52,180
                                                                    -----------
 Net investment loss                                                    (52,180)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES
    Net realized gain on investments                                    127,038
    Net realized loss on foreign currency conversions                    (2,359)
    Change in unrealized gain on investments and foreign currencies     372,018
                                                                    -----------
    Net gain on investments                                             496,697
                                                                    -----------
   Net increase in net assets resulting from operations             $   444,517
                                                                    ===========


* Commencement of operations July 3, 2000 for Class A shares and July 6, 2000 for Class B & C shares.

See Notes to Financial Statements

Monument EuroNet Fund

Statement of Changes in Net Assets

                                                               Period ended
                                                              August 31, 2000*
                                                              -----------------
OPERATIONS
  Net investment loss                                               $   (52,180)
  Net realized gain on investments and foreign currency transactions    124,679
  Net unrealized gain on investments and currencies                     372,018
                                                                    -----------
 Net increase in net assets resulting from operations                   444,517
                                                                    -----------

CAPITAL SHARE TRANSACTIONS
  Net increase in net assets resulting from capital share
      transactions**                                                 11,305,807
                                                                    -----------
 Net increase in net assets                                          11,750,324
 Net assets at beginning of period                                           --
                                                                    -----------
NET ASSETS at end of period                                         $11,750,324
                                                                    ===========


* Commencement of operations July 3, 2000 for Class A shares and July 6, 2000 for Class B & C shares.

**A summary of capital share transactions follows:


                              For the period ended
                                August 31, 2000*
                           -------------------------
                             Shares          Value
                           ----------      ---------
Class A Shares
Shares sold                 1,095,848     $10,302,154
Shares redeemed               (30,394)       (281,214)
                            ---------     -----------
Net increase                1,065,454     $10,020,940
                            =========     ===========

Class B Shares
Shares sold                   123,081     $ 1,150,463
Shares redeemed                (4,796)        (44,415)
                            ---------     -----------
Net increase                  118,285     $ 1,106,048
                            =========     ===========

Class C Shares
Shares sold                    21,697     $   202,891
Shares redeemed                (2,651)        (24,072)
                            ---------     -----------
Net increase                   19,046     $   178,819
                            =========     ===========

* Commencement of operations July 3, 2000 for Class A shares and July 6, 2000 for Class B & C shares.

See Notes to Financial Statements

Monument EuroNet Fund
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                         Class A Shares    Class B Shares    Class C Shares
                                        ----------------  ----------------  ----------------
                                          Period ended      Period ended      Period ended
                                         August 31, 2000*  August 31, 2000*  August 31, 2000*
                                         ----------------  ----------------  ----------------
Per Share Operating Performance
Net asset value, beginning of period        $  9.42           $  9.42            $  9.42
                                            -------           -------            -------
Income from investment operations-
   Net investment loss                        (0.04)            (0.04)             (0.04)
   Net realized and unrealized gain
    on investments                             0.39              0.41               0.38
                                            -------           -------            -------
Total from investment operations               0.35              0.38               0.34
                                            -------           -------            -------
Net asset value, end of period              $  9.77           $  9.80            $  9.76
                                            =======           =======            =======
Total Return                                   3.72%             4.03%              3.61%
                                            =======           =======            =======
Ratios/Supplemental Data
   Net assets, end of period (000's)        $10,406           $ 1,159            $   186
Ratio to average net assets (A)
   Expenses (B)                                4.24%**           4.74%**            4.74%**
   Expense ratio - net (C)                     3.47%**           3.97%**            3.97%**
   Net investment loss                        (3.47%)**         (3.97%)**          (3.97%)**
Portfolio turnover rate                        8.60%             8.60%              8.60%


* Commencement of operations July 3, 2000 for Class A shares and July 6, 2000 for Class B & C shares.
** Annualized


(A) Management fee waiver reduced the expense ratio and increased net investment income ratio by 2.42% for the period ended August 31, 2000.

(B) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements

MONUMENT EURONET FUND
NOTES TO THE FINANCIAL STATEMENTS

AUGUST 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

      The Monument EuroNet Fund (the"Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in July, 2000 as a series of TWF which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock. The Fund also has Class B shares and Class C shares that have contingent deferred sales charges ("CDSC").

      The objective of the Fund is to achieve capital appreciation by investing in a diversified portfolio consisting of equity securities, securities convertible into common stock and warrants of companies principally engaged in Internet and Internet-related businesses.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S.
dollars at the current exchange rate.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

      C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

      D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

      E. Distribution to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

      F. Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed and expensed by the Fund.

      G. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

      Pursuant to an Investment Advisory Agreement, the Advisor, Vernes Asset Management, LLC ("VAM") provides investment services for an annual fee of 1.50% on the first $250 million average daily net assets of the Fund; 1.25% on average daily net assets of the Fund in excess of $250 million and not more than $500 million; 1.00% on average daily net assets of the Fund over $500 million and not more than $750 million; 0.875% on average daily net assets of the Fund over $750 million and $1 billion; and 0.75% on the average daily net assets of the Fund over $1 billion. The Advisor is assisted in its management of the Fund's portfolio by two sub-advisors: SA Financiere Rembrandt and Monument Advisors, Ltd. To compensate these advisors, VAM pays from its fee to SA Financiere Rembrandt 50% of the management fee and Monument Advisors, Ltd. 16%

      Pursuant to the agreement, the Advisor has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses for the Fund are limited to 3.49% for the Class A shares and 3.99% for the Class B shares and Class C shares. As of August 31, 2000, the Fund was due $36,081 from the Advisor.

      The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous five years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of August 31, 2000 was $36,081

      The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund . The Fund may incur such distribution expenses up to the rate of .50% per annum on the Fund's average net assets for its Class A shares and up to 1.00% for its Class B shares and Class C shares. For the period ended August 31, 2000, there were $6,795, $865, and $207 of distribution expenses incurred for Class A, B, and C shares, respectively.

      As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent $2,809 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of VAM and CSS.

NOTE 3-INVESTMENTS/CUSTODY

      Purchases and sales of securities other than short-term notes aggregated $7,847,628 and $514,376, respectively.

      The custodian has provided credits in the amount of $11,452 against custodian and accounting charges based on credits on cash balances of the Fund.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Incorporated Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the Monument EuroNet Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 2000, and the related statement of operations, changes in net assets and financial highlights for the period year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Monument EuroNet Fund as of August 31, 2000, the results of its operations, changes in its net assets and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
September 22, 2000

Investment Adviser:

      Vernes Asset Management, LLC
        993 Farmington Avenue
        Suite 205
        West Hartford, Connecticut 06107

Distributors:

      First Dominion Capital Corp.
        1500 Forest Avenue
        Suite 223
        Richmond, Virginia  23229

      Monument Distributors, Inc.
        7920 Norfolk Avenue
        Suite 500
        Bethesda, Maryland 20814

Independent Auditors:

      Tait, Weller and Baker
        Eight Penn Center Plaza
        Suite 800
        Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to the Monument EuroNet Fund's Transfer Agent:

      PFPC, Inc.
        400 Bellevue Parkway
        Wilmington, Delaware 19809
        (302) 791-1700

More Information:

For 24 hours, 7 days a w week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free.